As filed with the Securities and Exchange Commission on April 9, 2007
                                                      1933 Act File No. 333-
                                                    1940 Act File No. 811-22044


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT OF 1933                  |X|
                             PRE-EFFECTIVE AMENDMENT NO.                     | |
                            POST-EFFECTIVE AMENDMENT NO.                     | |

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        |X|
                                AMENDMENT NO.                                | |
                        (CHECK APPROPRIATE BOX OR BOXES)

             EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
             -------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
    -----------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
        -----------------------------------------------------------------

                                 ALAN R. DYNNER
    THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
    -----------------------------------------------------------------------
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                              MARK P. GOSHKO, ESQ.
                      KIRKPATRICK & LOCKHART PRESTON GATES
                                    ELLIS LLP
                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                           BOSTON, MASSACHUSETTS 02111


    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. | |

    It is proposed that this filing will become effective (check appropriate box):
      | | when declared effective pursuant to Section 8(c)

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================
                                         PROPOSED     PROPOSED
                             AMOUNT      MAXIMUM      MAXIMUM      AMOUNT OF
                              BEING      OFFERING    AGGREGATE   REGISTRATION
TITLE OF SECURITIES BEING  REGISTERED   PRICE PER     OFFERING    FEES (1)(2)
        REGISTERED             (1)         UNIT      PRICE (1)
                                           (1)
--------------------------------------------------------------------------------
Common Shares of
Beneficial Interest,
$0.01 par value              50,000       $20.00     $1,000,000     $30.70

===============================================================================
(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                  ------------------------------------



    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
 FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT
    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
                                 MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


PRELIMINARY PROSPECTUS                SUBJECT TO COMPLETION, DATED APRIL 9, 2007


(EATON VANCE LOGO)
                                     SHARES
             EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
                                  COMMON SHARES
                                $20.00 PER SHARE
                                  -------------

     INVESTMENT OBJECTIVES. Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

     PORTFOLIO MANAGEMENT STRATEGIES. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund's risk of loss due to a decline in the value of the general equity market, the Fund will purchase index put options with respect to a substantial portion of the value of its common stock portfolio. Options on broad-based stock indices generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. (CONTINUED ON INSIDE FRONT COVER)

     This Prospectus sets forth information you should know before investing in the shares of the Fund.

     BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS.

                                  -------------

     INVESTING  IN  THE  FUND'S  COMMON  SHARES  INVOLVES   CERTAIN  RISKS.  SEE
"INVESTMENT  OBJECTIVES,  POLICIES AND  RISKS-RISK  CONSIDERATION"  BEGINNING ON
PAGE.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  -------------

                                                PER SHARE           TOTAL(1)(2)
                                                ---------           -----------
 Public Offering Price                             $20.00                     $
 Sales Load                                         $0.90                     $
 Estimated Offering Expenses (1) (2)                $0.04                     $
 Proceeds to the Fund                              $19.06                     $
-------------

(1) In addition to the sales load, the Fund will pay offering costs of up to $0.04 per share, estimated to total $ , which will reduce the "Proceeds to the Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales loads) exceeds $0.04 per share. Eaton Vance or an affiliate has agreed to reimburse all organizational costs.

(2) The underwriters may also purchase up to an additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated
     offering  expenses  and  proceeds  to the Fund  will be  $       ,  $     ,
     $       , and $      , respectively.

(3)  Eaton Vance has agreed to pay from its own assets a structuring fee to each
     of  [         ],  [       ] and [       ] [and  additional  compensation to
                   ].  [Eaton  Vance (not the Fund) may pay  certain  qualifying underwriters a marketing and structuring fee, additional compensation, or a sales incentive fee in connection with the offering.] See "Underwriting." Eaton Vance (not the Fund) will pay for services provided pursuant to an agreement between and Eaton Vance and any qualifying underwriter. See "Underwriting." The total compensation received by the underwriters will not exceed 9.0% of the total public offering price of the Common Shares offered hereby.

          The underwriters  expect to deliver the Common Shares to purchasers on
or about       , 2007

                                  -------------

                THE DATE OF THIS PROSPECTUS IS [          ], 2007

  (continued from previous page)

     INVESTMENT ADVISER AND SUB-ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of December 31, 2006, Eaton Vance and its subsidiaries managed approximately $133.1 billion on behalf of funds, institutional clients and individuals, including approximately $83.7 billion in equity assets. Eaton Vance has engaged Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser") as a sub-adviser of the Fund. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $7.5 billion in assets as of December 31, 2006. Eaton Vance will be responsible for the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

     PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) stocks and other liquid assets the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will invest primarily in common stocks of United States issuers, but may invest up to 40% of its assets in common stocks of foreign issuers, including up to 5% of its total assets in securities of issuers located in emerging markets. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

     The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends initially to buy put options and write call options primarily on the S&P 500 Composite Stock Price Index{reg-trade-mark} ("S&P 500"), and may also initially buy put options and write call options on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser's evaluation of equity market conditions and other factors. Initially, the Fund expects to purchase index put options with respect to 100% of the value of its common stock portfolio. The buying of index put options will reduce the Fund's cash available for distribution from other sources, including from selling put options on individual stocks and index call options

     Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices subject to purchased put options, the strategy of purchasing index put options will provide only limited or no protection with respect to the value of the Fund's assets and may result in worse performance for the Fund than if it did not buy index put options.

     Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it purchases put options and writes call options

     THE FUND SEEKS TO GENERATE CURRENT EARNINGS FROM DIVIDENDS ON STOCKS HELD AND FROM OPTION PREMIUMS. The Fund intends to employ a variety of tax-management techniques and strategies as described herein, seeking in part to minimize the Fund's ordinary income (other than qualified dividend income) and net realized short-term capital gains in excess of net realized long-term capital losses and Fund expenses. To the extent that the Fund's ordinary income (other than qualified dividend income) and net realized short-term gains over net realized long-term losses exceed Fund expenses, dividends with respect to such amounts when paid to Common Shareholders (as defined below) will be taxable as ordinary income.

     EXCHANGE LISTING. The Fund intends to apply for listing of it Common Shares on the New York Stock Exchange under the symbol "[ ]." Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value. The returns earned by holders of the Fund's Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

     Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that combines regular distributions and the potential for capital appreciation. The Fund may be particularly well suited for taxpaying investors who can benefit from the minimization and deferral of federal income taxes that the Fund seeks to provide.

     The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, dividend rates, option premiums and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

     Please read and retain this Prospectus for future reference. A Statement of
Additional  Information dated            2007 has been filed with the Securities
and Exchange Commission and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page [ ] of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room), from the EDGAR database on the Securities and Exchange Commission's internet site (http://www.sec.gov), upon payment of copying fees by writing to the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

     The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.


     THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Fund will notify shareholders promptly of any material change to this Prospectus during the period the Fund is required to deliver the Prospectus. The Fund's business, financial condition and results of operations may have changed since the date of this Prospectus.

                                -----------------

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Prospectus Summary..........................................................
Summary of Fund Expenses....................................................
The Fund....................................................................
Use of Proceeds.............................................................
Investment Objectives and Policies..........................................
Risk Factors................................................................
Management of the Fund......................................................
Distributions...............................................................
Federal Income Tax Matters..................................................
Dividend Reinvestment Plan..................................................
Description of Capital Structure............................................
Underwriting................................................................
Custodian and Transfer Agent................................................
Legal Opinions..............................................................
Reports to Shareholders.....................................................
Independent Registered Public Accounting Firm...............................
Additional Information......................................................
Table of Contents for the Statement of Additional Information...............
The Fund's Privacy Policy...................................................


     Until            , 2007 (25 days  after the date of this  Prospectus),  all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This requirement is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

  This is only a summary. This summary may not contain all of the information that you should consider before investing in the Eaton Vance Risk-Managed Diversified Equity Income Fund's common shares ("Common Shares"). You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Investment Objectives and Policies" and "Risk Factors."

THE FUND..................................     Eaton Vance  Risk-  Managed  Diversified  Equity
                                               Income Fund (the  "Fund") is a newly  organized,
                                               diversified,  closed- end management  investment
                                               company.  The  Fund  seeks  to  provide  current
                                               income and gains, with a secondary  objective of
                                               capital  appreciation.  Investments are based on
                                               Eaton Vance  Management's  ("Eaton Vance" or the
                                               "Adviser")  and  Rampart  Investment  Management
                                               Company, Inc.'s ("Rampart" or the "Sub-Adviser")
                                               internal research and management.  An investment
                                               in the  Fund  may  not be  appropriate  for  all
                                               investors.

THE OFFERING..............................     The Fund is offering Common Shares of beneficial
                                               interest,  par value $.01 per  share,  through a
                                               group of underwriters (the  "Underwriters")  led
                                               by [ ], and . The  Common  Shares of  beneficial
                                               interest   are  called   "Common   Shares."  The
                                               Underwriters  have been granted an option by the
                                               Fund  to  purchase  up to an  additional  Common
                                               Shares  solely  to cover  orders  in  excess  of
                                               Common Shares. The initial public offering price
                                               is $20.00 per Common Share. The minimum purchase
                                               in this offering is 100 Common Shares  ($2,000).
                                               See "Underwriting."  Eaton Vance or an affiliate
                                               has agreed to (i) reimburse  all  organizational
                                               costs of the  Fund  and  (ii)  pay all  offering
                                               costs  (other  than sales load) that exceed $.04
                                               per Common Share.

INVESTMENT OBJECTIVES AND STRATEGIES......     The Fund's  primary  investment  objective is to
                                               provide   current  income  and  gains,   with  a
                                               secondary  objective  of  capital  appreciation.
                                               Relative to other equity income funds,  the Fund
                                               seeks  to  provide  less  volatile  returns  and
                                               reduced  exposure to loss of value  during stock
                                               market  declines.  In  pursuing  its  investment
                                               objectives, the Fund will evaluate returns on an
                                               after- tax basis,  seeking to minimize and defer
                                               shareholder  federal income taxes.  There can be
                                               no  assurance  that the Fund  will  achieve  its
                                               investment objectives.

                                               Under  normal  market  conditions,   the  Fund's
                                               investment  program  will  consist  primarily of
                                               owning a diversified  portfolio of common stocks
                                               and  employing a variety of options  strategies.
                                               The  Fund  will  seek to  earn  high  levels  of
                                               tax-advantaged income and gains by (1) investing
                                               in stocks that pay  dividends  that  qualify for
                                               favorable  federal  income  tax  treatment,  (2)
                                               writing  (selling)  put  options  on  individual
                                               stocks,  and (3) writing  (selling)  stock index
                                               call  options  with  respect to a portion of its
                                               common  stock  portfolio  value.  To reduce  the
                                               Fund's  risk of  loss  due to a  decline  in the
                                               value of the  general  equity  market,  the Fund
                                               will purchase  index put options with respect to
                                               a substantial portion of the value of its common
                                               stock  portfolio.  Options on broad-based  stock
                                               indices   generally  qualify  for  treatment  as
                                               "section  1256  contracts"  as  defined  in  the
                                               Internal  Revenue Code of 1986,  as amended (the
                                               "Code"),  on which  capital gains and losses are
                                               generally  treated  as 60%  long-  term  and 40%
                                               short- term, regardless of holding period.

                                               Under normal  market  conditions,  the Fund will
                                               invest  at least  80% of its  total  assets in a
                                               combination   of  (1)   dividend-paying   common
                                               stocks,  (2) stocks and other liquid  assets the
                                               value of which is subject to written put options
                                               on individual  stocks, and (3) common stocks the
                                               value of which is subject to written  index call
                                               options.   In  addition,   under  normal  market
                                               conditions,  the Fund  will  purchase  index put
                                               options  with  respect  to at  least  80% of the
                                               value of its  investments in common stocks.  The
                                               Fund will  emphasize  investments in stocks that
                                               pay  dividends  that qualify for federal  income
                                               taxation  at  rates  applicable  to  long-  term
                                               capital gains.  The Fund will emphasize  writing
                                               put  options  on  individual   stocks  that  the
                                               Adviser  believes are attractive for purchase at


                                               prices  at or  above  the  exercise  of the  put
                                               options written.

                                               The Fund will invest  primarily in common stocks
                                               of United States issuers. The Fund may invest up
                                               to 40% of its  total  assets  in  securities  of
                                               foreign issuers,  including securities evidenced
                                               by American Depositary Receipts ("ADRs"), Global
                                               Depositary   Receipts   ("GDRs")   and  European
                                               Depositary  Receipts  ("EDRs").   The  Fund  may
                                               invest  up  to  5%  of  its   total   assets  in
                                               securities of emerging market issuers.  The Fund
                                               expects   that  its  assets  will   normally  be
                                               invested  across a broad range of industries and
                                               market  sectors.  The Fund may not invest 25% or
                                               more of its total  assets in the  securities  of
                                               issuers  in any  single  industry.  The Fund may
                                               invest a portion of its assets in stocks of mid-
                                               capitalization companies.  Eaton Vance generally
                                               considers  mid-capitalization  companies  to  be
                                               those  companies  having market  capitalizations
                                               within the range of capitalizations  for the S&P
                                               MidCap 400 Index (the "S&P MidCap  400").  As of
                                               January   31,    2007,    the   median    market
                                               capitalization  of  companies  in the S&P MidCap
                                               400 was approximately $2.57 billion.

                                               The Fund  generally  intends to buy put  options
                                               and   write   call   options   on  one  or  more
                                               broad-based   stock  indices  that  the  Adviser
                                               believes     collectively     approximate    the
                                               characteristics  of its common  stock  portfolio
                                               (or that portion of its portfolio  against which
                                               options are  purchased  and  written).  The Fund
                                               intends  initially  to buy put options and write
                                               call options  primarily on the S&P 500 Composite
                                               Stock Price  Index{reg-trade-mark}  ("S&P 500"),
                                               and may also initially buy put options and write
                                               call options on other domestic and foreign stock
                                               indices.  Over  time,  the  indices on which the
                                               Fund buys put options  and writes  call  options
                                               may  vary  as  a  result  of   changes   in  the
                                               availability  and  liquidity  of various  listed
                                               index  options,   changes  in  stock   portfolio
                                               holdings,  the  Adviser's  evaluation  of equity
                                               market conditions and other factors.

                                               Under normal market circumstances, the Fund will
                                               purchase  index put options  with  respect to at
                                               least  80% of the  value of its  investments  in
                                               common  stocks to reduce the Fund's risk of loss
                                               due to a  decline  in the  value of the  general
                                               equity  market.  Initially,  the Fund expects to
                                               purchase  index put options with respect to 100%
                                               of the value of its common stock portfolio.

                                               Writing   put  options  on   individual   stocks
                                               involves a tradeoff between the options premiums
                                               received  and  exposure  to declines in value of
                                               the  stocks   against   which  put  options  are
                                               written.  Writing index call options  involves a
                                               tradeoff  between the option  premiums  received
                                               and reduced  participation  in potential  future
                                               stock price  appreciation.  Purchasing index put
                                               options  is a  risk  management  technique  that
                                               involves a tradeoff between the options premiums
                                               paid and a  potential  increase  in value of the
                                               options positions in a stock market decline.  To
                                               the extent  that the  individual  stocks held by
                                               the Fund  and/or the  stocks  subject to written
                                               put  options  decrease  in value  more  than the
                                               index  or  indices   subject  to  purchased  put
                                               options,  the strategy of  purchasing  index put
                                               options   will   provide   only  limited  or  no
                                               protection  with  respect  to the  value  of the
                                               Fund's   assets   and  may   result   in   worse
                                               performance  for the Fund than if it did not buy
                                               index  put   options.   In   implementing   this
                                               strategy,  the Fund  generally will use premiums
                                               earned on  writing  put  options  on  individual
                                               stocks  and on  selling  index  call  options to
                                               purchase  index put  options.  Accordingly,  the
                                               buying  of index put  options  will  reduce  the
                                               Fund's earnings  available for distribution from
                                               other sources, including from selling index call
                                               options and put options on individual stocks.

                                               As the  seller  of  put  options  on  individual
                                               stocks  the Fund will seek to  benefit  from the
                                               receipt of option premiums.  If the price of the

                                               stock  closes  above the  exercise  price on the
                                               option  valuation  date  the  Fund  retains  the
                                               premium  received and has no  obligation  to the
                                               purchaser.  If the price of the stock  closes at
                                               or  below  the  exercise  price  on the  options
                                               valuation  date,  the Fund may be  obligated  to
                                               purchase the stock at the exercise price. As the
                                               seller  of index  call  options,  the Fund  will
                                               receive   cash  (the   premiums)   from   option
                                               purchasers.  The  purchaser  of  an  index  call
                                               option has the right to any  appreciation in the
                                               value of the applicable index over a fixed price
                                               (the exercise  price) as of a specified  date in
                                               the  future   (the   option   valuation   date).
                                               Generally, the Fund intends to sell call options
                                               that are slightly "out-of-the- money" (i.e., the
                                               exercise price  generally will be slightly above
                                               the current level of the  applicable  index when
                                               the  option  is  sold).  The Fund may also  sell
                                               index   options  that  are  more   substantially
                                               "out-of-the-money."  Such  options that are more
                                               substantially "out-of-the-money" provide greater
                                               potential  for  the  Fund  to  realize   capital
                                               appreciation,  but  generally  would pay a lower
                                               premium   than   options   that   are   slightly
                                               "out-of-the-  money." In writing index  options,
                                               the Fund  will,  in effect,  sell the  potential
                                               appreciation  in the  value  of  the  applicable
                                               index above the  exercise  price in exchange for
                                               the option premium received.  If, at expiration,
                                               an  index  call  option  sold  by  the  Fund  is
                                               exercised,  the Fund will pay the  purchaser the
                                               difference   between   the  cash  value  of  the
                                               applicable  index and the exercise  price of the
                                               option. The premium,  the exercise price and the
                                               market  value  of  the  applicable   index  will
                                               determine  the gain or loss realized by the Fund
                                               as the seller of the index call option.

                                               As the  purchaser  of an index put  option,  the
                                               Fund will seek to benefit  from a decline in the
                                               market prices of the underlying  index. The Fund
                                               will pay a premium  to the  seller of the option
                                               for the right to receive payments of cash to the
                                               extent  that the value of the  applicable  index
                                               declines  below  a  fixed  price  (the  exercise
                                               price) as of a specified date in the future (the
                                               option  valuation  date).  If the index price is
                                               above the exercise price of the option as of the
                                               option   valuation  date,  the  options  expires
                                               worthless  and  the  Fund  will  not be  able to
                                               recover the option premium paid to the seller.

                                               The Fund's  policies  that,  under normal market
                                               conditions, the Fund will invest at least 80% of
                                               its  total  assets  in  a  combination   of  (1)
                                               dividend-paying  common  stocks,  (2) stocks and
                                               other  liquid  assets  the  value  of  which  is
                                               subject to  written  put  options on  individual
                                               stocks, and (3) common stocks the value of which
                                               is  subject to written  index call  options  and
                                               that the Fund will  purchase  index put  options
                                               with respect to at least 80% of the value of its
                                               investments    in   common   stocks   are   non-
                                               fundamental  policies that may be changed by the
                                               Fund's Board of Trustees (the  "Board")  without
                                               Common   Shareholder   approval   following  the
                                               provision  of 60 days' prior  written  notice to
                                               Common Shareholders.

                                               In implementing the Fund's investment  strategy,
                                               the Adviser and  Sub-Adviser  intend to employ a
                                               variety of techniques and strategies designed to
                                               minimize  and defer  the  federal  income  taxes
                                               incurred by Common  Shareholders  in  connection
                                               with their  investment  in the Fund as described
                                               below.

                                               The S&P 500 is an unmanaged  index of 500 stocks
                                               maintained  and  published  by Standard & Poor's
                                               that  is   market-capitalization   weighted  and
                                               generally  representative  of the performance of
                                               larger stocks traded in the United States.

                                               The  Fund is not  sponsored,  endorsed,  sold or
                                               promoted by any index sponsor.  No index sponsor
                                               has passed on the legality or suitability of, or
                                               the  accuracy or adequacy  of  descriptions  and
                                               disclosures  relating  to  the  Fund.  No  index
                                               sponsor has made any representation or warranty,
                                               express or implied,  to the Common  Shareholders
                                               of  the  Fund  or  any   member  of  the  public
                                               regarding  the   advisability  of  investing  in

                                               securities    generally    or   in   the    Fund
                                               particularly,  or the  ability  of any  index to
                                               track  general  stock  market  performance.  The
                                               indices are determined,  composed and calculated
                                               by the respective  index sponsors without regard
                                               to the Fund or its use of the indices for option
                                               writing.  The index  sponsors have no obligation
                                               to take  the  needs  of the  Fund or its  Common
                                               Shareholders into  consideration in determining,
                                               composing or calculating  the indices.  No index
                                               sponsor is responsible  for or has  participated
                                               in the determination of the timing of, price of,
                                               or  number  of  Common  Shares of the Fund to be
                                               issued.  No index  sponsor has any  liability in
                                               connection with the management,  administration,
                                               marketing or trading of the Fund.

                                               THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY
                                               AND/OR UNINTERRUPTED  CALCULATION OF THE INDICES
                                               OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS
                                               MAKE NO  WARRANTY,  EXPRESS  OR  IMPLIED,  AS TO
                                               RESULTS TO BE OBTAINED  BY THE FUND,  THE COMMON
                                               SHAREHOLDERS  OR ANY OTHER PERSON OR ENTITY FROM
                                               THE USE OF THE  INDICES  IN THE  FUND'S  OPTIONS
                                               WRITING PROGRAM. IN PUBLISHING THE INDICES,  THE
                                               INDEX   SPONSORS  MAKE  NO  EXPRESS  OR  IMPLIED
                                               WARRANTIES,    AND   EXPRESSLY    DISCLAIM   ALL
                                               WARRANTIES OF  MERCHANTABILITY  OR FITNESS FOR A
                                               PARTICULAR  PURPOSE  OR USE WITH  RESPECT TO THE
                                               INDICES OR ANY DATA  INCLUDED  THEREIN.  WITHOUT
                                               LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL
                                               AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST
                                               PROFITS  OR   SPECIAL,   INCIDENTAL,   PUNITIVE,
                                               INDIRECT  OR  CONSEQUENTIAL   DAMAGES,  EVEN  IF
                                               NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT SELECTION STRATEGIES..........      Eaton Vance will be  responsible  for the Fund's
                                               overall  investment  program,   structuring  and
                                               managing  the  Fund's  common  stock  portfolio,
                                               including  tax-loss  harvesting  and other  tax-
                                               management techniques, providing consultation to
                                               the  Sub-Adviser and supervising the performance
                                               of the Sub-Adviser.  The Fund's investments will
                                               be  actively  managed,  and  securities  may  be
                                               bought or sold on a daily basis. Rampart will be
                                               responsible   for   providing   advice   on  and
                                               execution of the Fund's options strategy.

                                               A team of Eaton Vance  investment  professionals
                                               is responsible for the overall management of the
                                               Fund's  investments,  including  decisions about
                                               asset allocation and securities  selection.  The
                                               portfolio managers utilize information  provided
                                               by, and the expertise of, the Adviser's research
                                               staff in making investment decisions. Investment
                                               decisions  are made  primarily  on the  basis of
                                               fundamental     research,     which     involves
                                               consideration of the various  company-  specific
                                               and  general   business,   economic  and  market
                                               factors   that   may    influence   the   future
                                               performance  of individual  companies and equity
                                               investments   therein.  The  Adviser  will  also
                                               consider   a  variety   of  other   factors   in
                                               constructing  and  maintaining  the Fund's stock
                                               portfolio,  including, but not limited to, stock
                                               dividend yields and payment  schedules,  overlap
                                               between  the  Fund's  stock   holdings  and  the
                                               indices  on  which  it has  outstanding  options
                                               positions,  realization  of tax loss  harvesting
                                               opportunities    and   other   tax    management
                                               considerations.

                                               The Adviser believes that a strategy of owning a
                                               portfolio of common  stocks,  writing  (selling)
                                               put   options  on   individual   stocks   deemed
                                               attractive  for  purchase,  selling  index  call
                                               options  with  respect to a portion of portfolio
                                               value,  and  purchasing  index put  options on a
                                               substantial   portion  of  portfolio  value  can
                                               provide   current   income   and  gains  and  an
                                               attractive  risk-return profile during a variety
                                               of equity market conditions.  The Fund will sell
                                               only  "covered"  call and put options.  An index
                                               call  option is  considered  covered if the Fund
                                               maintains with its custodian  assets  determined


                                               to be  liquid  (in  accordance  with  procedures
                                               established  by the Board) in an amount at least
                                               equal to the  contract  value of the  index.  An
                                               index  call  option  also is covered if the Fund
                                               holds  a call  on the  same  index  as the  call
                                               written  where  the  exercise  price of the call
                                               held is (i) equal to or less  than the  exercise
                                               price of the call written,  or (ii) greater than
                                               the exercise price of the call written, provided
                                               the  difference  is  maintained  by the  Fund in
                                               segregated  assets  determined  to be liquid (in
                                               accordance  with  procedures  established by the
                                               Board).  In order  for put  options  written  on
                                               individual stocks to be considered "covered" the
                                               Fund must (1) maintain with its custodian assets
                                               determined  to be  liquid  (in  accordance  with
                                               procedures  established  by  the  Board)  in  an
                                               amount at least equal to the  contract  value of
                                               the stock,  (2)  continue  to own an  equivalent
                                               number  of puts of the same  "series"  (that is,
                                               puts on the same underlying  security having the
                                               same  exercise  prices and  expiration  dates as
                                               those  written  by the Fund),  or an  equivalent
                                               number  of puts of the same  "class"  (that  is,
                                               puts  on  the  same  underlying  security)  with
                                               exercise   prices  greater  than  those  it  has
                                               written (or, if the exercise  prices of the puts
                                               it holds  are less than the  exercise  prices of
                                               those  it  has  written,  it  will  deposit  the
                                               difference  with its  custodian  in a segregated
                                               account)  or  (3)  sell  short  the   securities
                                               underlying  the  put  option  at the  same  or a
                                               higher price than the exercise  price on the put
                                               option written.

                                               Compared to selling call  options on  individual
                                               stocks,  the Adviser believes that selling index
                                               call   options  can   achieve   better  tax  and
                                               transactional  efficiency because listed options
                                               on  broad-based   securities  indices  generally
                                               qualify as "section  1256  contracts"  under the
                                               Code subject to  specialized  tax  treatment and
                                               because  the  markets  for  index   options  are
                                               generally deeper and more liquid than options on
                                               individual  stocks.  Although the Fund generally
                                               and initially  expects to write stock index call
                                               options  with  respect  to only a portion of its
                                               common stock  portfolio  value,  the Fund may in
                                               market  circumstances  deemed appropriate by the
                                               Adviser  write index call  options on up to 100%
                                               of its assets. In certain market  circumstances,
                                               the Fund may forego writing index call options.

                                               To avoid being subject to the  "straddle  rules"
                                               under  federal  income tax law, the Fund intends
                                               to limit the overlap  between its stock holdings
                                               (and any subset thereof) and each index on which
                                               it has  outstanding  options  positions  to less
                                               than 70% on an  ongoing  basis.  Similarly,  the
                                               Fund also will seek to avoid  being  subject  to
                                               the straddle  rules with respect to writing call
                                               options and  purchasing  put options on the same
                                               index.  Under the "straddle rules,"  "offsetting
                                               positions  with  respect to  personal  property"
                                               generally are  considered  to be  straddles.  In
                                               general, investment positions will be offsetting
                                               if there is a substantial diminution in the risk
                                               of loss from  holding one  position by reason of
                                               holding  one or more other  positions.  The Fund
                                               expects  that the index  call  options it writes
                                               and index put options it  purchases  will not be
                                               considered  straddles because its stock holdings
                                               will  be   sufficiently   dissimilar   from  the
                                               components  of each  index  on which it has open
                                               options  positions  under  applicable   guidance
                                               established by the Internal Revenue Service (the
                                               "IRS").  Under certain  circumstances,  however,
                                               the Fund may enter into options  transactions or
                                               certain other  investments  that may  constitute
                                               positions in a straddle.

                                               The  Fund's  options  strategy  is  designed  to
                                               produce current cash flow from options  premiums
                                               and to  moderate  the  volatility  of the Fund's
                                               returns.  This option strategy is generally of a
                                               hedging nature, and is not designed to speculate
                                               on equity market performance.

                                               The  Adviser  does not intend to sell index call
                                               options  or put  options  on  individual  stocks
                                               representing  amounts  greater than the value of
                                               the Fund's common stock portfolio (i.e.,  take a
                                               "naked" position). The Adviser generally intends
                                               to sell index  options that are  exchange-listed
                                               and "European  style,"  meaning that the options
                                               may only be exercised on the expiration  date of
                                               the option.  Since listed  options on individual
                                               stocks  in  the  United   States  are  generally
                                               "American  style,"  meaning  the  options may be

                                               exercised at any time during the option  period,
                                               the Adviser believes that  substantially  all of
                                               the  single  stock  options  written by the Fund
                                               will be American style.  Exchange-  traded index
                                               options  are  typically   settled  in  cash  and
                                               provide  that the  holder of the  option has the
                                               right to receive an amount of cash determined by
                                               the excess of the  exercise-settlement  value of
                                               the index over the exercise price of the option.
                                               The  exercise-  settlement  value is  calculated
                                               based on opening  sales prices of the  component
                                               index stocks on the option valuation date, which
                                               is the last  business day before the  expiration
                                               date.  Generally,  the  Adviser  intends to sell
                                               index   call    options    that   are   slightly
                                               "out-of-the-   money,"   meaning   that   option
                                               exercise prices generally will be slightly above
                                               the  current  level of the index at the time the
                                               options  are  written.  The Fund  may also  sell
                                               index call options  that are more  substantially
                                               "out-of-  the-money." Such options that are more
                                               substantially    "out-of-   the-money"   provide
                                               greater   potential  for  the  Fund  to  realize
                                               capital appreciation on its portfolio stocks but
                                               generally would pay a lower premium than options
                                               that  are   slightly   "out-of-the-money."   The
                                               Adviser  expects  initially  to follow a primary
                                               call  options  strategy  of  selling  index call
                                               options  with a  remaining  maturity  of between
                                               approximately   one   and   three   months   and
                                               maintaining  its short  call  options  positions
                                               until approximately their option valuation date,
                                               at which time  replacement call option positions
                                               with a remaining  maturity within this range are
                                               written.  In certain market  circumstances,  the
                                               Fund may forego writing index call options.

                                               In implementing the Fund's investment  strategy,
                                               the  Adviser  intends  to  employ a  variety  of
                                               techniques and  strategies  designed to minimize
                                               and defer the federal  income taxes  incurred by
                                               Common  Shareholders  in  connection  with their
                                               investment  in  the  Fund.  These  include:  (1)
                                               investing  in  stocks  that pay  dividends  that
                                               qualify  for  federal  income  taxation at rates
                                               applicable  to  long-  term  capital  gains  and
                                               complying  with the  holding  period  and  other
                                               requirements  for favorable tax  treatment;  (2)
                                               selling index call options and purchasing  index
                                               put  options  that  qualify  for   treatment  as
                                               "section 1256 contracts" under the Code on which
                                               capital gains and losses are  generally  treated
                                               as 60% long-term and 40% short-term,  regardless
                                               of holding  period;  (3)  limiting  the  overlap
                                               between  the  Fund's  stock  holdings  (and  any
                                               subset  thereof)  and each index on which it has
                                               outstanding  options  positions to less than 70%
                                               on an  ongoing  basis so that the  Fund's  stock
                                               holdings  and index call options are not subject
                                               to the "straddle rules;" (4) avoiding offsetting
                                               positions  in  written  index call  options  and
                                               purchased   index  put  options  that  would  be
                                               subject to the "straddle rules," (5) engaging in
                                               a systematic  program of tax-loss  harvesting in
                                               the Fund's stock portfolio, periodically selling
                                               stock  positions that have  depreciated in value
                                               to realize  capital  losses  that can be used to
                                               offset  capital gains  realized by the Fund; and
                                               (6)  managing  the  sale  of  appreciated  stock
                                               positions  so  as to  minimize  the  Fund's  net
                                               realized  short- term capital gains in excess of
                                               net realized  long-term capital losses.  When an
                                               appreciated  security is sold,  the Fund intends
                                               to select for sale the share lots  resulting  in
                                               the  most  favorable  tax  treatment,  generally
                                               those with holding periods sufficient to qualify
                                               for long-term  capital gains treatment that have
                                               the highest cost basis.

                                               As   described   above,   the  Fund  intends  to
                                               emphasize   investments   in  stocks   that  pay
                                               dividends   that  qualify  for  federal   income
                                               taxation  at  rates  applicable  to  long-  term
                                               capital  gains.  Under  federal  income  tax law
                                               enacted in 2003, the qualified  dividend  income
                                               of individuals and other noncorporate  taxpayers
                                               is taxed at long-term  capital gain tax rates if
                                               certain  holding  period and other  requirements
                                               are met. Qualified  dividends are dividends from
                                               domestic corporations and dividends from foreign
                                               corporations   that   meet   certain   specified
                                               criteria.  The Fund  generally  can pass the tax
                                               treatment  of  qualified   dividend   income  it
                                               receives  through  to Common  Shareholders.  For
                                               dividends  the  Fund  receives  to  qualify  for
                                               tax-advantaged  treatment,  the Fund  must  hold
                                               stock paying  qualified  dividends for more than
                                               60 days during the 121-day  period  beginning 60

                                               days before the ex- dividend  date (or more than
                                               90 days during the associated 181-day period, in
                                               the  case  of  certain  preferred  stocks).   In
                                               addition,  the Fund cannot be  obligated to make
                                               related  payments  (pursuant  to a short sale or
                                               otherwise)  with  respect  to  positions  in any
                                               security  that  is   substantially   similar  or
                                               related  property  with  respect to such  stock.
                                               Similar   provisions   apply   to  each   Common
                                               Shareholder's  investment  in the Fund. In order
                                               for qualified  dividend  income paid by the Fund
                                               to  a  Common   Shareholder  to  be  taxable  at
                                               long-term   capital  gains  rates,   the  Common
                                               Shareholder must hold his or her Fund shares for
                                               more  than 60 days  during  the  121-day  period
                                               surrounding   the   ex-   dividend   date.   The
                                               provisions  of the Code  applicable to qualified
                                               dividend  income  are  effective  through  2010.
                                               Thereafter,  qualified  dividend  income will be
                                               subject to tax at ordinary  income  rates unless
                                               further  legislative action is taken. The Fund's
                                               investment program and the tax treatment of Fund
                                               distributions    may   be    affected   by   IRS
                                               interpretations  of the Code and future  changes
                                               in tax laws and regulations,  including  changes
                                               resulting from the "sunset" provisions described
                                               above that  would  have the effect of  repealing
                                               the  favorable  treatment of qualified  dividend
                                               income  and  reimposing  the  higher  tax  rates
                                               applicable  to  ordinary  income in 2011  unless
                                               further legislative action is taken.

                                               Options on broad-based equity indices that trade
                                               on a  national  securities  exchange  registered
                                               with the Securities and Exchange Commission (the
                                               "SEC") or a domestic  board of trade  designated
                                               as a contract  market by the  Commodity  Futures
                                               Trading   Commission   generally   qualify   for
                                               treatment as "section 1256 contracts"  under the
                                               Code. Options on broad-based equity indices that
                                               trade on  other  exchanges,  boards  of trade or
                                               markets   designated   by  the   United   States
                                               Secretary of Treasury also qualify for treatment
                                               as  "section  1256  contracts"  under  the Code.
                                               Because only a small number of exchanges, boards
                                               and markets  outside  the United  States have to
                                               date  received the necessary  designation,  most
                                               foreign-traded   stock  index   options  do  not
                                               currently qualify for treatment as "section 1256
                                               contracts"  under the Code.  To the extent  that
                                               the Fund  writes  options on indices  based upon
                                               foreign  stocks,  the Fund generally  intends to
                                               sell  options on broad-  based  foreign  country
                                               and/or  regional  stock  indices that are listed
                                               for  trading  in  the  United  States  or  which
                                               otherwise  qualify as "section  1256  contracts"
                                               under the Code.  Options on foreign indices that
                                               are listed for  trading in the United  States or
                                               which   otherwise   qualify  as  "section   1256
                                               contracts"   under   the  Code   may   trade  in
                                               substantially    lower    volumes    and    with
                                               substantially  wider bid-ask  spreads than other
                                               options contracts on the same or similar indices
                                               that trade on other  markets  outside the United
                                               States.  To implement  its options  program most
                                               effectively,  the Fund may  sell  index  options
                                               that do not qualify as "section 1256  contracts"
                                               under  the Code.  Gain or loss on index  options
                                               not qualifying as "section 1256 contracts" under
                                               the Code  would be  realized  upon  disposition,
                                               lapse or settlement of the positions,  and would
                                               be treated as short- term gain or loss.

                                               The foregoing  policies  relating to investments
                                               in common  stocks  and  options  are the  Fund's
                                               primary investment policies.  In addition to its
                                               primary investment policies, the Fund may invest
                                               to a limited extent in other types of securities
                                               and   engage   in   certain   other   investment
                                               practices.  In  addition  to writing  index call
                                               options,  the Fund may write call  options on up
                                               to 20% of the  value  of  its  total  assets  on
                                               futures   contracts   based   upon   broad-based
                                               securities  indices.  The  Fund's  use  of  such
                                               options on index futures would be  substantially
                                               similar  to  its  use  of  options  directly  on
                                               indices.  The Fund may also  invest up to 20% of
                                               its  total  assets  in  derivative   instruments
                                               acquired  for  hedging,   risk   management  and
                                               investment   purposes   (to  gain   exposure  to
                                               securities,  securities markets,  market indices
                                               and/or currencies consistent with its investment
                                               objectives and policies),  provided that no more
                                               than  10%  of the  Fund's  total  assets  may be
                                               invested in such derivative instruments acquired
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                                              11
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                                               for non-hedging purposes. The loss on derivative
                                               instruments  (other than purchased  options) may
                                               substantially  exceed  an  investment  in  these
                                               instruments.  To seek to protect  against  price
                                               declines  in  securities   holdings  with  large
                                               accumulated  gains,  the  Fund  may use  various
                                               hedging  techniques  (such as the  purchase  and
                                               sale of  futures  contracts  on stocks and stock
                                               indices  and  options  thereon,   equity  swaps,
                                               covered short sales, forward sales of stocks and
                                               the  purchase  and  sale  of  forward   currency
                                               exchange  contracts  and currency  futures).  By
                                               using  these  techniques   rather  than  selling
                                               appreciated  securities,  the Fund  can,  within
                                               certain  limitations,  reduce  its  exposure  to
                                               price   declines  in  the   securities   without
                                               currently  realizing  substantial  capital gains
                                               under  current   federal  tax  law.   Derivative
                                               instruments  may  also be  used  by the  Fund to
                                               enhance  returns  or  as a  substitute  for  the
                                               purchase  or sale of  securities.  As a  general
                                               matter,   dividends  received  on  hedged  stock
                                               positions are  characterized  as ordinary income
                                               and  are  not   eligible   for   favorable   tax
                                               treatment. Dividends received on securities with
                                               respect to which the Fund is  obligated  to make
                                               related  payments  (pursuant  to short  sales or
                                               otherwise)  will be  treated  as  fully  taxable
                                               ordinary  income  (i.e.,  income other than tax-
                                               advantaged  dividends).   In  addition,  use  of
                                               derivatives may give rise to short-term  capital
                                               gains and other  income  that would not  qualify
                                               for favorable tax treatment. See "Federal Income
                                               Tax  Matters"  and  "Investment  objectives  and
                                               policies."

LISTING..................................      The Fund  intends  to apply for  listing  of its
                                               Common  Shares  on the New York  Stock  Exchange
                                               under the symbol "[ ]."

INVESTMENT ADVISER,  ADMINISTRATOR AND SUB-    Eaton Vance, a wholly owned  subsidiary of Eaton
ADVISER...................................     Vance Corp.,  is the Fund's  investment  adviser
                                               and   administrator.   The   Adviser   and   its
                                               subsidiaries   managed    approximately   $133.1
                                               billion   on  behalf  of  funds,   institutional
                                               clients and individuals as of December 31, 2006,
                                               including  approximately $83.7 billion in equity
                                               assets.  Eaton Vance has also engaged Rampart as
                                               a  sub-  adviser.   Rampart,  founded  in  1983,
                                               specializes  in options  management  and trading
                                               for institutional, high net worth and investment
                                               company clients.  Rampart managed  approximately
                                               $7.5  billion in assets as of December 31, 2006.
                                               Eaton Vance will be  responsible  for the Fund's
                                               overall  investment  program,   structuring  and
                                               managing  the  Fund's  common  stock  portfolio,
                                               including,  tax-loss  harvesting  and other tax-
                                               management techniques, providing consultation to
                                               the  Sub-Adviser and supervising the performance
                                               of the Sub-Adviser.  Rampart will be responsible
                                               for  providing  advice on and  execution  of the
                                               Fund's options strategy.  See "Management of the
                                               Fund."


DISTRIBUTIONS............................      Commencing  with the Fund's first  distribution,
                                               the  Fund  intends  to  make  regular  quarterly
                                               distributions  to  Common  Shareholders  sourced
                                               from the Fund's cash available for distribution.
                                               "Cash available for  distribution"  will consist
                                               of the  Fund's  dividends  and  interest  income
                                               after  payment  of  Fund  expenses,  net  option
                                               premiums,  and net realized and unrealized gains
                                               on   stock    investments.    The   Fund's   net
                                               distribution  rate may be adjusted  from time to
                                               time.  The Board may  modify  this  distribution
                                               policy  at  any  time  without   obtaining   the
                                               approval  of Common  Shareholders.  The  initial
                                               distribution   is   expected   to  be   declared
                                               approximately 75 days and paid  approximately 90
                                               to  120  days  after  the   completion  of  this
                                               offering, depending on market conditions.

                                               The  Fund's  annual  distributions  will  likely
                                               differ from annual net  investment  income.  The
                                               investment  income of the Fund will  consist  of
                                               all  dividend  and  interest  income  accrued on
                                               portfolio  investments,  short-term capital gain
                                               (including short- term gains on option positions
                                               and gains on the sale of  portfolio  investments
                                               held  for  one  year  or  less)  in   excess  of
                                               long-term  capital  loss and income from certain
                                               hedging  transactions,  less all expenses of the
                                               Fund.  Expenses of the Fund will be accrued each
                                               day.   To  the   extent   that  the  Fund's  net
                                               investment income for any year exceeds the total
                                               quarterly  distributions  paid  during the year,
                                               the Fund will make a special  distribution at or
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                                               near  year-end of such  excess  amount as may be
                                               required.   Over   time,   all  of  the   Fund's
                                               investment   company   taxable  income  will  be
                                               distributed.

                                               At  least   annually,   the  Fund   intends   to
                                               distribute  any net  capital  gain (which is the
                                               excess of net  long-term  capital  gain over net
                                               short-term capital loss) or,  alternatively,  to
                                               retain  all  or a  portion  of  the  year's  net
                                               capital  gain and pay federal  income tax on the
                                               retained  gain.  As provided  under  federal tax
                                               law, Common Shareholders of record as of the end
                                               of the Fund's  taxable year will  include  their
                                               attributable share of the retained gain in their
                                               income for the year as a long-term capital gain,
                                               and will be  entitled  to a tax credit or refund
                                               for the tax deemed  paid on their  behalf by the
                                               Fund.  The Fund may treat the cash  value of tax
                                               credit and refund  amounts  in  connection  with
                                               retained  capital  gains  as  a  substitute  for
                                               equivalent cash distributions.

                                               If the Fund's total quarterly  distributions  in
                                               any year exceed the amount of its net investment
                                               income for the year,  any such  excess  would be
                                               characterized as a return of capital for federal
                                               income tax purposes to the extent not designated
                                               as a capital gain dividend. Distributions in any
                                               year may include a substantial return of capital
                                               component.  Under the Investment  Company Act of
                                               1940,  as  amended  (the  "1940  Act"),  for any
                                               distribution  that includes amounts from sources
                                               other than net  income,  the Fund is required to
                                               provide Common  Shareholders a written statement
                                               regarding the  components of such  distribution.
                                               Such a statement will be provided at the time of
                                               any  distribution  believed  to include any such
                                               amounts.

                                               To  permit  the  Fund to  maintain  more  stable
                                               distributions,  distribution rates will be based
                                               on   projected   annual  cash   available   from
                                               distribution.  As a  result,  the  distributions
                                               paid by the Fund for any particular  quarter may
                                               be  more  or  less  than  the   amount  of  cash
                                               available for  distribution  from that quarterly
                                               period. In certain  circumstances,  the Fund may
                                               be required to sell a portion of its  investment
                                               portfolio to fund  distributions.  Distributions
                                               will reduce the Common Shares' net asset value.

                                               The  Fund  has  applied  for an  order  from the
                                               Securities and Exchange  Commission  granting it
                                               an exemption  from Section 19(b) of the 1940 Act
                                               and Rule 19b- 1 thereunder to permit the Fund to
                                               include  realized  long-term  capital gains as a
                                               part  of its  regular  distributions  to  Common
                                               Shareholders    more   frequently   than   would
                                               otherwise   be   permitted   by  the   1940  Act
                                               (generally  once per taxable year). In the event
                                               that such an exemptive  order is  obtained,  the
                                               Fund will consider  increasing  the frequency of
                                               its regular distributions to Common Shareholders
                                               from  quarterly  to  monthly.  The Fund does not
                                               intend  to  designate  more  than the  permitted
                                               number of capital  gain  distributions  until it
                                               receives such an exemptive order.

                                               Common  Shareholders may automatically  reinvest
                                               some or all of their distributions in additional
                                               Common   Shares   under  the   Fund's   dividend
                                               reinvestment  plan.  See   "Distributions"   and
                                               "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN...............      The Fund has established a dividend reinvestment
                                               plan (the  "Plan").  Under  the  Plan,  unless a
                                               Common    Shareholder    elects    to    receive
                                               distributions in cash, all distributions will be
                                               automatically  reinvested in  additional  Common
                                               Shares,  either  purchased in the open market or
                                               newly  issued by the Fund if the  Common  Shares
                                               are trading at or above  their net asset  value.
                                               Common  Shareholders  who  intend to hold  their
                                               Common Shares through a broker or nominee should
                                               contact  such  broker or nominee  regarding  the
                                               Plan. See "Dividend Reinvestment Plan."

CLOSED-END STRUCTURE.....................      Closed-end   funds   differ  from   traditional,
                                               open-end   management    investment    companies
                                               (commonly referred to as "mutual funds") in that
                                               closed-end funds generally list their shares for
                                               trading  on a  securities  exchange  and  do not
                                               redeem   their  shares  at  the  option  of  the
                                               shareholder.  By comparison,  mutual funds issue
                                               securities  that  are  redeemable  at net  asset
                                               value  at  the  option  of the  shareholder  and
                                               typically  engage in a  continuous  offering  of
                                               their shares.
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                                              13
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                                               Shares of closed-end funds frequently trade at a
                                               discount   from  their  net  asset   value.   In
                                               recognition  of this  possibility  and  that any
                                               such  discount  may  not be in the  interest  of
                                               Common   Shareholders,   the  Fund's  Board,  in
                                               consultation with Eaton Vance, from time to time
                                               may review  possible  actions to reduce any such
                                               discount.  The Board might  consider open market
                                               repurchases  or tender  offers for Common Shares
                                               at net asset  value.  There can be no  assurance
                                               that the Board will decide to  undertake  any of
                                               these  actions  or  that,  if  undertaken,  such
                                               actions   would  result  in  the  Common  Shares
                                               trading  at a price  equal  to or  close  to net
                                               asset  value per Common  Share.  The Board might
                                               also  consider the  conversion of the Fund to an
                                               open-end   mutual  fund.  The  Board   believes,
                                               however,   that  the  closed-end   structure  is
                                               desirable,    given   the   Fund's    investment
                                               objectives   and  policies.   Investors   should
                                               assume,  therefore,  that it is highly  unlikely
                                               that the Board would vote to convert the Fund to
                                               an open-end investment company.

SPECIAL RISK CONSIDERATIONS..............      The following  describes various principal risks
                                               of  investing  in  the  Fund.  A  more  detailed
                                               description   of  these  and   other   risks  of
                                               investing  in  the  Fund  are  described   under
                                               "Investment Objectives,  Policies and Risks-Risk
                                               Considerations"  in this  Prospectus  and  under
                                               "Additional     Investment    Information    and
                                               Restrictions"   in  the  Fund's   Statement   of
                                               Additional Information.

                                               NO  OPERATING  HISTORY.  The  Fund  is  a  newly
                                               organized,   diversified  closed-end  investment
                                               company  with no  history of  operations  and is
                                               designed for  long-term  investors  and not as a
                                               trading vehicle.

                                               INVESTMENT  AND MARKET RISK.  An  investment  in
                                               Common  Shares is  subject to  investment  risk,
                                               including   the  possible  loss  of  the  entire
                                               principal  amount  invested.  An  investment  in
                                               Common Shares represents an indirect  investment
                                               in the securities  owned by the Fund,  which are
                                               generally traded on a securities  exchange or in
                                               the  over-the-  counter  markets.  The  value of
                                               these securities, like other market investments,
                                               may  move  up or  down,  sometimes  rapidly  and
                                               unpredictably. Because the Fund normally intends
                                               to sell stock index call options on a portion of
                                               its common  stock  portfolio  value,  the Fund's
                                               appreciation   potential   from  equity   market
                                               performance  will  be more  limited  than if the
                                               Fund did not engage in selling  stock index call
                                               options.  The Common Shares at any point in time
                                               may be worth less than the original  investment,
                                               even after taking into account any  reinvestment
                                               of distributions.

                                               ISSUER RISK. The value of securities held by the
                                               Fund may  decline  for a number of reasons  that
                                               directly   relate   to  the   issuer,   such  as
                                               management  performance,  financial leverage and
                                               reduced   demand  for  the  issuer's  goods  and
                                               services.

                                               EQUITY RISK. Under normal market conditions, the
                                               Fund's investment program will consist primarily
                                               of  owning a  diversified  portfolio  of  common
                                               stocks. Therefore, a principal risk of investing
                                               in the Fund is equity  risk.  Equity risk is the
                                               risk  that the value of  securities  held by the
                                               Fund  will  fluctuate  or  fall  due to  general
                                               market  or  economic   conditions,   perceptions
                                               regarding the industries in which the issuers of
                                               securities held by the Fund participate, and the
                                               particular   circumstances  and  performance  of
                                               companies  whose   securities  the  Fund  holds.
                                               Although   common   stocks   have   historically
                                               generated    higher    average    returns   than
                                               fixed-income  securities  over  the  long  term,
                                               common    stocks    also    have     experienced
                                               significantly  more  volatility  in returns.  An
                                               adverse event,  such as an unfavorable  earnings
                                               report,   may   depress   the  value  of  equity
                                               securities  of an issuer  held by the Fund;  the
                                               price  of  common  stock  of an  issuer  may  be
                                               particularly  sensitive to general  movements in
                                               the stock market;  or a drop in the stock market
                                               may  depress  the  price  of  most or all of the
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                                               common  stocks  held by the Fund.  In  addition,
                                               common   stock  of  an  issuer  in  the   Fund's
                                               portfolio  may  decline  in price if the  issuer
                                               fails  to  make  anticipated  dividend  payments
                                               because,   among  other  possible  reasons,  the
                                               issuer of the security  experiences a decline in
                                               its financial condition.  Common stocks in which
                                               the   Fund   will   invest   are    structurally
                                               subordinated  to  preferred  stocks,  bonds  and
                                               other debt  instruments  in a company's  capital
                                               structure,  in terms of  priority  to  corporate
                                               income, and therefore will be subject to greater
                                               dividend  risk  than  preferred  stocks  or debt
                                               instruments  of such  issuers.  Finally,  common
                                               stock prices may be sensitive to rising interest
                                               rates,   as  the  costs  of  capital   rise  and
                                               borrowing costs increase.

                                               LIMITATIONS  ON EQUITY  MARKET  RISK  MANAGEMENT
                                               STRATEGY.  In  order  to  manage  the  risk of a
                                               decline  in  the  value  of the  general  equity
                                               market, the Fund will purchase index put options
                                               on a  substantial  portion  of the  value of its
                                               common  stock  portfolio.  There are a number of
                                               limitations   on  the  extent  to  which  Common
                                               Shareholders  of the Fund may benefit  from this
                                               risk management strategy.

                                               First, an index put option only provides a hedge
                                               against a general  market  decline to the extent
                                               of the strike price on the option.  A decline in
                                               the  value of the index  subject  to a put above
                                               the  strike   price  could   result  in  certain
                                               circumstances  in the option expiring  worthless
                                               without providing  protection against the amount
                                               of the decline above the strike price.

                                               Second,  there is a risk  that  the  value of an
                                               index  subject to purchased put options will not
                                               correlate with the value of the Fund's portfolio
                                               holdings.  Accordingly,  the  value of the index
                                               may remain  flat or  increase  in value at times
                                               when   the   Fund's   portfolio   holdings   are
                                               decreasing  in value.  Similarly,  the index may
                                               decrease  in value but to a lesser  extent  than
                                               the  Fund's  portfolio  holdings.  In  all  such
                                               cases, the index put option would provide only a
                                               limited  or no hedge  against a  decline  in the
                                               value of the Fund's portfolio holdings.

                                               Finally, correlation risks are also presented in
                                               connection   with  the  Fund's  selling  of  put
                                               options on individual stocks. The Fund's primary
                                               put options  strategy of  purchasing  index puts
                                               and  selling  puts  on   individual   stocks  is
                                               predicated on the Adviser's  ability to identify
                                               stocks that will  decrease in value (or increase
                                               in value)  relative to the index  subject to the
                                               purchased put in declining market circumstances.
                                               To the extent that the individual stocks subject
                                               to put options  decrease  more than the value of
                                               the indices  subject to  purchased  put options,
                                               the  strategy  of  purchasing   index  puts  and
                                               selling puts on  individual  stocks will provide
                                               only  limited or no  protection  with respect to
                                               the  value  of  the  Fund's  assets  subject  to
                                               written  put  options  and may result in greater
                                               losses to the Fund than a strategy that does not
                                               involve buying and selling put options.

                                               RISKS OF  INVESTING  IN MID-CAP  COMPANIES.  The
                                               Fund may make investments in stocks of companies
                                               whose market capitalization is considered middle
                                               sized or "mid-cap."  Mid-cap companies often are
                                               newer or less established  companies than larger
                                               capitalization companies. Investments in mid-cap
                                               companies   carry   additional   risks   because
                                               earnings  of  these  companies  tend  to be less
                                               predictable;  they  often have  limited  product
                                               lines,   markets,   distribution   channels   or
                                               financial resources;  and the management of such
                                               companies may be dependent upon one or a few key
                                               people.   The   market   movements   of   equity
                                               securities  of  mid-cap  companies  may be  more
                                               abrupt or erratic  than the market  movements of
                                               equity  securities of larger,  more  established
                                               companies   or  the  stock  market  in  general.
                                               Historically,  mid-cap  companies have sometimes
                                               gone through  extended periods when they did not
                                               perform   as  well  as  larger   companies.   In
                                               addition, equity securities of mid-cap companies
                                               generally  are less  liquid than those of larger
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
                                               companies.  This  means that the Fund could have
                                               greater  difficulty  selling such  securities at
                                               the time and price that the Fund would like.

                                               RISK OF SELLING INDEX CALL OPTIONS. Under normal
                                               market  conditions,  a  portion  of  the  Fund's
                                               common stock  portfolio value will be subject to
                                               written index call options.  The purchaser of an
                                               index   call   option   has  the  right  to  any
                                               appreciation  in the value of the index over the
                                               exercise  price  of the  call  option  as of the
                                               valuation  date  of the  option.  Because  their
                                               exercise  is settled  in cash,  sellers of index
                                               call options such as the Fund cannot  provide in
                                               advance   for   their    potential    settlement
                                               obligations   by   acquiring   and  holding  the
                                               underlying  securities.   The  Fund  intends  to
                                               mitigate the risks of its options  activities by
                                               writing options on one or more broad-based stock
                                               indices that the Adviser  believes  collectively
                                               approximate  the  characteristics  of the Fund's
                                               common stock  portfolio  (or that portion of its
                                               portfolio  against  which  options are written).
                                               The Fund will not,  however,  hold  stocks  that
                                               fully  replicate  the indices on which it writes
                                               call  options.  Due to tax  considerations,  the
                                               Fund  intends to limit the  overlap  between its
                                               stock holdings (and any subset thereof) and each
                                               index  on  which  it  has  outstanding   options
                                               positions to less than 70% on an ongoing  basis.
                                               The Fund's stock holdings will normally  include
                                               stocks not  included  in the indices on which it
                                               writes  call  options.  Consequently,  the  Fund
                                               bears the risk that the performance of its stock
                                               portfolio will vary from the  performance of the
                                               indices  on which it writes  call  options.  For
                                               example,  the Fund will suffer a loss if the S&P
                                               500 appreciates substantially above the exercise
                                               price of S&P 500  call  options  written  by the
                                               Fund  while the  securities  held by the Fund in
                                               the  aggregate  fail  to  appreciate  as much or
                                               decline  in value  over the life of the  written
                                               option.  Index options  written by the Fund will
                                               be priced on a daily basis.  Their value will be
                                               affected  primarily by changes in the prices and
                                               dividend rates of the  underlying  common stocks
                                               in such  index,  changes in actual or  perceived
                                               volatility of such index and the remaining  time
                                               to the options' expiration. The trading price of
                                               index  call  options  will also be  affected  by
                                               liquidity  considerations  and  the  balance  of
                                               purchase and sale orders.

                                               A decision  as to  whether,  when and how to use
                                               options  involves  the  exercise  of  skill  and
                                               judgment,  and even a well-  conceived and well-
                                               executed   options   program  may  be  adversely
                                               affected  by  market   behavior  or   unexpected
                                               events. As the writer of index call options, the
                                               Fund will forgo,  during the option's  life, the
                                               opportunity  to  profit  from  increases  in the
                                               value of the  applicable  index above the sum of
                                               the option  premium  received  and the  exercise
                                               price of the call  option,  but retains the risk
                                               of loss,  minus  the  option  premium  received,
                                               should  the  value  of  the   applicable   index
                                               decline.  When a call option is  exercised,  the
                                               Fund will be  required  to  deliver an amount of
                                               cash  determined  by the  excess of the value of
                                               the  applicable  index at  contract  termination
                                               over the exercise price of the option. Thus, the
                                               exercise of index call  options sold by the Fund
                                               may   require   the   Fund  to  sell   portfolio
                                               securities to generate cash at inopportune times
                                               or for unattractive prices.

                                               To the extent  that the Fund  writes  options on
                                               indices  based  upon  foreign  stocks,  the Fund
                                               generally intends to sell options on broad-based
                                               foreign  country  and/or  regional stock indices
                                               that are listed for trading in the United States
                                               or which  otherwise  qualify  as  "section  1256
                                               contracts"  under the Code.  Options  on foreign
                                               indices  that  are  listed  for  trading  in the
                                               United  States  or which  otherwise  qualify  as
                                               "section  1256  contracts"  under  the  Code may
                                               trade in  substantially  lower  volumes and with
                                               substantially  wider bid-ask  spreads than other
                                               options contracts on the same or similar indices
                                               that trade on other  markets  outside the United
                                               States.  To implement  its options  program most
                                               effectively,  the Fund may  sell  index  options
                                               that do not qualify as "section 1256  contracts"
                                               under  the Code.  Gain or loss on index  options
                                               not qualifying as "section 1256 contracts" under
                                               the Code  would be  realized  upon  disposition,
                                               lapse or  settlement  of the positions and would
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
                                               be treated as short-term gain or loss.

                                               The trading  price of options  may be  adversely
                                               affected if the market for such options  becomes
                                               less liquid or smaller. The Fund may close out a
                                               call  option by buying  the  option  instead  of
                                               letting it expire or be exercised.  There can be
                                               no  assurance  that a liquid  market  will exist
                                               when the Fund  seeks to close out a call  option
                                               position by buying the  option.  Reasons for the
                                               absence  of a  liquid  secondary  market  on  an
                                               exchange include the following: (i) there may be
                                               insufficient   trading   interest   in   certain
                                               options;  (ii) restrictions may be imposed by an
                                               exchange  on  opening  transactions  or  closing
                                               transactions  or  both;   (iii)  trading  halts,
                                               suspensions or other restrictions may be imposed
                                               with respect to particular  classes or series of
                                               options;     (iv)    unusual    or    unforeseen
                                               circumstances may interrupt normal operations on
                                               an exchange;  (v) the  facilities of an exchange
                                               or the Options Clearing  Corporation (the "OCC")
                                               may  not at all  times  be  adequate  to  handle
                                               current  trading  volume;  or  (vi)  one or more
                                               exchanges  could, for economic or other reasons,
                                               decide  or  be  compelled  to  discontinue   the
                                               trading of  options  (or a  particular  class or
                                               series  of  options)  at some  future  date.  If
                                               trading were discontinued,  the secondary market
                                               on that  exchange (or in that class or series of
                                               options)   would   cease  to   exist.   However,
                                               outstanding  options on that  exchange  that had
                                               been  issued by the OCC as a result of trades on
                                               that exchange  would  continue to be exercisable
                                               in accordance with their terms.

                                               The hours of trading for options may not conform
                                               to the hours during which common  stocks held by
                                               the  Fund are  traded.  To the  extent  that the
                                               options  markets  close  before the  markets for
                                               securities, significant price and rate movements
                                               can take place in the  securities  markets  that
                                               would  not  be  reflected  concurrently  in  the
                                               options  markets.  Index call options are marked
                                               to market  daily and their  value is affected by
                                               changes in the value and  dividend  rates of the
                                               securities  represented in the underlying index,
                                               changes in interest rates, changes in the actual
                                               or perceived  volatility of the associated index
                                               and  the   remaining   time   to  the   options'
                                               expiration, as well as trading conditions in the
                                               options market.

                                               PUT  OPTIONS  RISKS.  The  Fund  may  write  put
                                               options on  individual  stocks held by the Fund.
                                               The Fund may also purchase index put options. An
                                               index put option is a contract  that  represents
                                               the right to sell the cash  value of an index at
                                               the exercise price at the expiration date of the
                                               option. As the purchaser of an index option, the
                                               Fund  would pay to the  writer  (seller)  of the
                                               option  cash  (premium),  and the  Fund  has the
                                               right to receiver  from the seller the amount by
                                               which  the cash  value of the index is below the
                                               exercise price at or until the  expiration  date
                                               of the option.  If the Fund  exercises the index
                                               put  option,  the seller  would pay the Fund the
                                               difference  between  the cash value of the index
                                               and the  exercise  price.  In effect  the seller
                                               agrees to accept the potential  depreciation  in
                                               the value of the index below the exercise  price
                                               during  the term of the option in  exchange  for
                                               the premium.  Put options on  individual  stocks
                                               operate similarly. The Fund as the seller of the
                                               put  option  will  receive  a  premium  from the
                                               purchaser   in  return  for  the  right  of  the
                                               purchaser to sell the underlying security to the
                                               Fund at a  specified  price and  obligating  the
                                               Fund to purchase the  underlying  security  from
                                               the  purchaser at that price.  In the event of a
                                               substantial  depreciation  in the  value  of the
                                               underlying  security,   the  Fund  may  incur  a
                                               substantial loss.

                                               Successful    put    strategies    require   the
                                               anticipation  of future  movements in securities
                                               prices,   interest   rates  and  other  economic
                                               factors.   The  success  of  any  put   strategy
                                               involves the ability of the Adviser to correctly
                                               predict  the  movement  of the  stock  or  index
                                               underlying  the  put  option.   If  the  Adviser
                                               incorrectly   predicts   the   movement  of  the
                                               underlying instrument, the Fund could experience
                                               a significant  loss. No assurances  can be given
                                               that the Adviser's judgment in this respect will
                                               be  correct.  When the Fund  writes  (sells) put
                                               options on individual stocks to earn income from
                                               premiums received,  the Fund faces the risk that
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
                                               the  stock  price  will fall  below  the  strike
                                               price,  forcing the Fund to  purchase  the stock
                                               underlying  the  put.  If the  underlying  stock
                                               prices  have  declined  significantly,  the Fund
                                               could   experience   significant   losses.   The
                                               effectiveness  of  purchasing  index put options
                                               when  used  only  as a  hedging  technique  will
                                               depend upon the extent to which price  movements
                                               in the Fund's  portfolio  investments  correlate
                                               with prices movements in the underlying index of
                                               the purchased put option.  Successful use by the
                                               Fund of index put options will be subject to the
                                               ability  of the  Adviser  to  predict  correctly
                                               changes in the  relationship  of the  underlying
                                               index to the Fund's portfolio holdings.  The use
                                               of such  index  put  options  cannot  serve as a
                                               complete  hedge since the price  movement of the
                                               index underlying the option will not necessarily
                                               follow  the  price   movements   of  the  Fund's
                                               portfolio securities.

                                               Put options can be highly volatile  instruments.
                                               This may  cause the  options  to react to market
                                               changes    differently    than   the   portfolio
                                               securities.  A put option  acquired  by the Fund
                                               and not sold  prior to  expiration  will  expire
                                               worthless  if the price of the stock or index at
                                               expiration  exceeds  the  exercise  price of the
                                               option,  thereby  causing  the  Fund to lose its
                                               entire investment in the option. If restrictions
                                               on  exercise  were  imposed,  the Fund  might be
                                               unable to exercise  an option it had  purchased.
                                               If the Fund  were  unable to close out an option
                                               that it had purchased, it would have to exercise
                                               the option in order to realize any profit or the
                                               option  may  expire   worthless.   Stock  market
                                               indices on which the Fund may  purchase  options
                                               positions  likely  will not  mirror  the  Fund's
                                               actual portfolio holdings.  The effectiveness of
                                               index put options as hedges against  declines in
                                               the Fund's  stock  portfolio  will be limited to
                                               the   extent   that  the   performance   of  the
                                               underlying index does not correlate with that of
                                               the Fund's holdings.

                                               RISKS OF  SELLING  CALL  OPTIONS  ON  INDIVIDUAL
                                               STOCKS.  The risks of  selling  call  options on
                                               individual  stocks  are  similar  to  the  risks
                                               associated  with selling index call options.  In
                                               addition,  the number of call  options  the Fund
                                               can write is  limited by the number of shares of
                                               common stock the Fund holds, and further limited
                                               by  the  fact  that  listed   call   options  on
                                               individual  common  stocks  generally  trade  in
                                               units  representing 100 shares of the underlying
                                               stock.    Furthermore,    the   Fund's   options
                                               transactions  will  be  subject  to  limitations
                                               established by each of the exchanges,  boards of
                                               trade or other trading  facilities on which such
                                               options are traded. These limitations govern the
                                               maximum  number of options  in each class  which
                                               may be written or purchased by a single investor
                                               or  group  of   investors   acting  in  concert,
                                               regardless of whether the options are written or
                                               purchased  on the same or  different  exchanges,
                                               boards of trade or other  trading  facilities or
                                               are held or written in one or more  accounts  or
                                               through one or more brokers. Thus, the number of
                                               options which the Fund may write or purchase may
                                               be affected by options  written or  purchased by
                                               other investment advisory clients of the Adviser
                                               or Sub- Adviser. An exchange,  board of trade or
                                               other trading facility may order the liquidation
                                               of  positions  found  to be in  excess  of these
                                               limits,  and may impose certain other sanctions.
                                               The Fund will not  write  "naked"  or  uncovered
                                               call options.

                                               TAX RISK.  Reference is made to "Federal  Income
                                               Tax Matters" for an  explanation  of the federal
                                               income tax  consequences  and attendant risks of
                                               investing  in the Fund.  Although the Fund seeks
                                               to minimize  and defer the federal  income taxes
                                               incurred by Common  Shareholders  in  connection
                                               with their  investment in the Fund, there can be
                                               no assurance  that it will be successful in this
                                               regard.  The tax treatment and  characterization
                                               of the Fund's distributions may change over time
                                               due to changes  in the Fund's mix of  investment
                                               returns  and  changes in the  federal  tax laws,
                                               regulations  and   administrative  and  judicial
                                               interpretations.  The  provisions  of  the  Code
                                               applicable to qualified  dividend income are set
                                               to expire at the close of 2010. Thereafter,  the
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
                                               Fund's  distributions to Common  Shareholders of
                                               qualified dividend income will be subject to tax
                                               at the  higher  rates  that  apply  to  ordinary
                                               income  unless  further  legislative  action  is
                                               taken.  There can be no  assurances  that  after
                                               2010, such qualified dividends will be available
                                               to the Fund  and its  Common  Shareholders.  The
                                               Fund's investment  program and the tax treatment
                                               of Fund  distributions  may be  affected  by IRS
                                               interpretations  of the Code and future  changes
                                               in tax laws and regulations,  including  changes
                                               resulting from the "sunset" provisions described
                                               above that  would  have the effect of  repealing
                                               the  favorable  treatment of qualified  dividend
                                               income  and  reimposing  the  higher  tax  rates
                                               applicable to ordinary income  beginning in 2011
                                               unless  further  legislative  action  is  taken.
                                               Distributions  paid on the Common  Shares may be
                                               characterized   variously   as  non-   qualified
                                               dividends  (taxable at ordinary  income  rates),
                                               qualified   dividends   (generally   taxable  at
                                               long-term  capital gains  rates),  capital gains
                                               dividends  (taxable at long-term  capital  gains
                                               rates)  or  return  of  capital  (generally  not
                                               currently    taxable).    The    ultimate    tax
                                               characterization  of  the  Fund's  distributions
                                               made  in a  calendar  year  may not  finally  be
                                               determined  until after the end of that calendar
                                               year. Distributions to a Common Shareholder that
                                               are  return of  capital  will be tax free to the
                                               amount of the Common  Shareholder's  current tax
                                               basis  in his or her  Common  Shares,  with  any
                                               distribution   amounts   exceeding   such  basis
                                               treated  as  capital  gain on a  deemed  sale of
                                               Common Shares.  Common Shareholders are required
                                               to reduce  their  tax basis in Common  Shares by
                                               the  amount  of   tax-free   return  of  capital
                                               distributions  received,  thereby increasing the
                                               amount of capital gain (or decreasing the amount
                                               of capital loss) to be  recognized  upon a later
                                               disposition of the Common  Shares.  In order for
                                               Fund  distributions of qualified dividend income
                                               to be taxable  at  favorable  long-term  capital
                                               gains  rates,  a Common  Shareholder  must  meet
                                               certain  prescribed  holding  period  and  other
                                               requirements  with  respect to his or her Common
                                               Shares.  If  positions  held  by the  Fund  were
                                               treated as  "straddles"  for federal  income tax
                                               purposes,  dividends on such positions would not
                                               constitute  qualified dividend income subject to
                                               favorable income tax treatment.  Gain or loss on
                                               positions  in a straddle  are subject to special
                                               (and   generally   disadvantageous)   rules   as
                                               described under "Federal Income Tax Matters."

                                               DISTRIBUTION  RISK. The quarterly  distributions
                                               Common  Shareholders  will receive from the Fund
                                               will be sourced  from the Fund's  dividends  and
                                               interest  income after payment of Fund expenses,
                                               net  option  premiums,   and  net  realized  and
                                               unrealized  gains  on  stock  investments.   The
                                               Fund's cash available for  distribution may vary
                                               widely over the short- and long-term.  Dividends
                                               on common  stocks are not fixed but are declared
                                               at the  discretion  of  the  issuer's  board  of
                                               directors.  If stock  market  volatility  and/or
                                               stock prices decline, the level of premiums from
                                               writing  index  call  options  and  the  amounts
                                               available  for  distribution   from  the  Fund's
                                               options  activity will likely  decrease as well.
                                               Payments  to  purchase  put options and to close
                                               written call and put options will reduce amounts
                                               available  for  distribution  from  call and put
                                               option premiums received and proceeds of closing
                                               put options.  Net realized and unrealized  gains
                                               on  the  Fund's   stock   investments   will  be
                                               determined   primarily  by  the   direction  and
                                               movement of the United  States  stock market and
                                               the  particular  stocks  held.  There  can be no
                                               assurance that quarterly  distributions  paid by
                                               the  Fund  to the  Common  Shareholders  will be
                                               maintained  at initial  levels or increase  over
                                               time.

                                               FOREIGN  SECURITY  RISK.  The  value of  foreign
                                               securities  is  affected  by changes in currency
                                               rates,  foreign tax laws (including  withholding
                                               tax),  government  policies  (in this country or
                                               abroad),  relations between nations and trading,
                                               settlement,   custodial  and  other  operational
                                               risks.  In  addition,  the  costs  of  investing
                                               abroad   (such  as  foreign   brokerage   costs,
                                               custodial expenses and other fees) are generally
                                               higher  than in the United  States,  and foreign
                                               securities  markets  may be  less  liquid,  more
                                               volatile  and  less   subject  to   governmental
                                               supervision  than markets in the United  States.
                                               Foreign  investments  also could be  affected by
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
                                               other factors not present in the United  States,
                                               including   expropriation   of   assets,   armed
                                               conflict, confiscatory taxation, lack of uniform
                                               accounting and auditing standards, less publicly
                                               available  financial and other  information  and
                                               potential  difficulties in enforcing contractual
                                               obligations or repatriating  capital invested in
                                               foreign countries.  As an alternative to holding
                                               foreign-traded  securities,  the Fund may invest
                                               in  dollar-  denominated  securities  of foreign
                                               companies that trade on United States  exchanges
                                               or in the United States  over-the-counter market
                                               (including  depositary receipts,  which evidence
                                               ownership  in  underlying  foreign  securities).
                                               Since  the  Fund  may   invest   in   securities
                                               denominated  or quoted in currencies  other than
                                               the  United  States  dollar,  the  Fund  may  be
                                               affected by changes in foreign currency exchange
                                               rates (and exchange control  regulations)  which
                                               affect the value of investments held by the Fund
                                               and  the  accrued  income  and  appreciation  or
                                               depreciation of the investments in United States
                                               dollars.  Changes in foreign  currency  exchange
                                               rates  relative to the United States dollar will
                                               affect the  United  States  dollar  value of the
                                               Fund's assets  denominated  in that currency and
                                               the Fund's  return on such assets as well as any
                                               temporary  uninvested  reserves in bank deposits
                                               in foreign  currencies.  In  addition,  the Fund
                                               will incur costs in connection with  conversions
                                               between various currencies.

                                               Because foreign  companies may not be subject to
                                               accounting,  auditing  and  financial  reporting
                                               standards, practices and requirements comparable
                                               to those applicable to United States  companies,
                                               there  may be  less or  less  reliable  publicly
                                               available  information  about a foreign  company
                                               than   about  a  domestic   company.   There  is
                                               generally  less   government   supervision   and
                                               regulation     of     securities      exchanges,
                                               broker-dealers  and listed companies than in the
                                               United States.  Mail service  between the United
                                               States and  foreign  countries  may be slower or
                                               less  reliable  than  within the United  States,
                                               thus increasing the risk of delayed  settlements
                                               of  portfolio   transactions  for,  or  loss  of
                                               certificates of, portfolio  securities.  Payment
                                               for securities  before delivery may be required.
                                               In  addition,  with  respect to certain  foreign
                                               countries,   there   is   the   possibility   of
                                               expropriation    or    confiscatory    taxation,
                                               political or social  instability,  or diplomatic
                                               developments   that   could   adversely   affect
                                               investments   in  those   countries.   Moreover,
                                               individual    foreign   economies   may   differ
                                               favorably or unfavorably  from the United States
                                               economy  in such  respects  as  growth  of gross
                                               national  product,  rate of  inflation,  capital
                                               reinvestment,   resource   self-sufficiency  and
                                               balance of payments position. Foreign securities
                                               markets,    while    growing   in   volume   and
                                               sophistication,  are  generally not as developed
                                               as those in the United States, and securities of
                                               some foreign issuers (particularly those located
                                               in developing  countries) may be less liquid and
                                               more  volatile  than  securities  of  comparable
                                               United  States  companies.  The risks of foreign
                                               investments  described  above  apply  to an even
                                               greater   extent  to   investments  in  emerging
                                               markets.

                                               EMERGING  MARKET  SECURITY  RISK.  The  Fund may
                                               invest  up  to  5%  of  its   total   assets  in
                                               securities   of  issuers   located  in  emerging
                                               markets.   The  risks  of  foreign   investments
                                               described  above apply to an even greater extent
                                               to   investments   in  emerging   markets.   The
                                               securities  markets of  emerging  countries  are
                                               generally smaller, less developed,  less liquid,
                                               and more volatile than the securities markets of
                                               the United States and developed foreign markets.
                                               Disclosure  and  regulatory  standards  in  many
                                               respects are less  stringent  than in the United
                                               States and developed foreign markets. There also
                                               may  be  a  lower   level  of   monitoring   and
                                               regulation  of  securities  markets in  emerging
                                               market countries and the activities of investors
                                               in such  markets  and  enforcement  of  existing
                                               regulations   may  be  limited.   Many  emerging
                                               countries have experienced  substantial,  and in
                                               some periods  extremely high, rates of inflation
                                               for many years. Inflation and rapid fluctuations
                                               in inflation  rates have had and may continue to
                                               have very negative  effects on the economies and
                                               securities    markets   of   certain    emerging
                                               countries.   Economies   in   emerging   markets

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
                                               generally    are    heavily    dependent    upon
                                               international trade and, accordingly,  have been
                                               and may  continue  to be affected  adversely  by
                                               trade  barriers,   exchange  controls,   managed
                                               adjustments  in relative  currency  values,  and
                                               other   protectionist    measures   imposed   or
                                               negotiated  by the  countries  with  which  they
                                               trade.  The  economies of these  countries  also
                                               have  been  and  may  continue  to be  adversely
                                               affected by economic conditions in the countries
                                               in which they trade.  The economies of countries
                                               with emerging  markets may also be predominantly
                                               based on only a few  industries  or dependent on
                                               revenues   from   particular   commodities.   In
                                               addition,  custodial  services  and other  costs
                                               relating to investment in foreign markets may be
                                               more expensive in emerging  markets than in many
                                               developed  foreign  markets,  which could reduce
                                               the Fund's income from such securities.

                                               In many cases, governments of emerging countries
                                               continue to exercise  significant  control  over
                                               their economies, and government actions relative
                                               to the economy, as well as economic developments
                                               generally,  may affect the Fund's investments in
                                               those  countries.   In  addition,   there  is  a
                                               heightened   possibility  of   expropriation  or
                                               confiscatory taxation, imposition of withholding
                                               taxes on  dividend  and  interest  payments,  or
                                               other  similar  developments  that could  affect
                                               investments in those countries.  There can be no
                                               assurance  that adverse  political  changes will
                                               not  cause  the Fund to  suffer a loss of any or
                                               all of its investments.

                                               INTEREST  RATE RISK.  The premiums  from writing
                                               index call  options  and amounts  available  for
                                               distribution  from the Fund's  options  activity
                                               may   decrease  in   declining   interest   rate
                                               environments.  The  value of the  Fund's  common
                                               stock  investments  may  also be  influenced  by
                                               changes  in  interest  rates.   Higher  yielding
                                               stocks and stocks of  issuers  whose  businesses
                                               are   substantially   affected   by  changes  in
                                               interest rates may be particularly  sensitive to
                                               interest rate risk.

                                               DERIVATIVES  RISK.  In addition to writing index
                                               call  options,  the risks of which are described
                                               above,  the  Fund  may  invest  up to 20% of its
                                               total  assets  in other  derivative  investments
                                               acquired  for  hedging,   risk   management  and
                                               investment  purposes.   Derivative  transactions
                                               including  options on securities  and securities
                                               indices and other transactions in which the Fund
                                               may  engage  (such  as  futures   contracts  and
                                               options  thereon,  swaps  and short  sales)  may
                                               subject the Fund to increased  risk of principal
                                               loss  due  to  unexpected   movements  in  stock
                                               prices,  changes in stock volatility  levels and
                                               interest  rates,   and  imperfect   correlations
                                               between  the  Fund's  securities   holdings  and
                                               indices upon which  derivative  transactions are
                                               based.   Derivatives   can  be   illiquid,   may
                                               disproportionately increase losses, and may have
                                               a   potentially   large  impact  on  the  Fund's
                                               performance.  The loss on derivative instruments
                                               (other than purchased options) may substantially
                                               exceed an investment in these  instruments.  The
                                               Fund also will be  subject  to credit  risk with
                                               respect   to   the    counterparties    to   any
                                               over-the-counter  derivatives  contracts entered
                                               into  by the  Fund.  If a  counterparty  becomes
                                               bankrupt  or  otherwise  fails  to  perform  its
                                               obligations  under a derivative  contract due to
                                               financial difficulties,  the Fund may experience
                                               significant  delays in  obtaining  any  recovery
                                               under the derivative contract in a bankruptcy or
                                               other  reorganization  proceeding.  The Fund may
                                               obtain only a limited recovery or no recovery in
                                               such     circumstances.      Derivatives     may
                                               disproportionately  increase  losses  and have a
                                               potentially  large negative impact on the Fund's
                                               performance.

                                               LIQUIDITY RISK. The Fund may invest up to 15% of
                                               its total assets in  securities  for which there
                                               is no readily  available trading market or which
                                               are otherwise illiquid. The Fund may not be able
                                               readily to dispose of such  securities at prices
                                               that  approximate  those at which the Fund could
                                               sell such  securities  if they were more  widely
                                               traded and, as a result of such illiquidity, the
                                               Fund  may  have to  sell  other  investments  or
                                               engage in borrowing transactions if necessary to

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
                                               raise cash to meet its obligations. In addition,
                                               the limited  liquidity  could  affect the market
                                               price  of  the  securities,   thereby  adversely
                                               affecting  the  Fund's net asset  value,  and at
                                               times  may make the  disposition  of  securities
                                               impracticable.

                                               INFLATION RISK.  Inflation risk is the risk that
                                               the  purchasing  power of assets or income  from
                                               investments  will be worth less in the future as
                                               inflation  decreases  the  value  of  money.  As
                                               inflation  increases,  the  real  value  of  the
                                               Common  Shares  and  distributions  thereon  can
                                               decline.

                                               PORTFOLIO  TURNOVER  RISK. The Fund will buy and
                                               sell   securities  to  seek  to  accomplish  its
                                               investment   objectives.    Portfolio   turnover
                                               generally   involves   expense   to  the   Fund,
                                               including   brokerage   commissions   and  other
                                               transaction  costs on the sale of securities and
                                               reinvestment  in  other  securities.   The  Fund
                                               expects to maintain  high turnover in index call
                                               options,  based on the Adviser's  intent to sell
                                               index  call  options  on a portion  of its stock
                                               portfolio   value   and   the   Fund's   initial
                                               expectation   to  roll   forward   its   options
                                               positions   approximately  every  one  to  three
                                               months.  [The  Fund  expects  to  maintain  high
                                               turnover in its put options activities, based on
                                               the  Adviser's  intent to sell put  options on a
                                               portion of its stock  portfolio.]  For its stock
                                               holdings,  the Fund's annual portfolio  turnover
                                               rate is  expected  to exceed that of the indices
                                               on which the Fund  writes  call  options  due to
                                               turnover in  connection  with the Fund's  active
                                               stock selection, tax loss harvesting,  and other
                                               strategies.   On  an  overall  basis,  the  Fund
                                               expects  that  its  annual  turnover  rate  will
                                               exceed 100%. A high turnover rate (100% or more)
                                               necessarily  involves  greater  trading costs to
                                               the Fund.

                                               MARKET PRICE OF COMMON SHARES.  The Fund's share
                                               price will  fluctuate  and, at the time of sale,
                                               shares  may be  worth  more  or  less  than  the
                                               original  investment  or the Fund's then current
                                               net asset value. The Fund cannot predict whether
                                               its shares  will  trade at a price at,  above or
                                               below its net asset value.  Shares of closed-end
                                               funds  frequently  trade  at a  discount  to net
                                               asset value.

                                               FINANCIAL  LEVERAGE RISK.  Although the Fund has
                                               no  current  intention  to do so,  the  Fund  is
                                               authorized  and  reserves  the   flexibility  to
                                               utilize   leverage   through  the   issuance  of
                                               preferred  shares and/or  borrowings,  including
                                               the  issuance of debt  securities.  In the event
                                               that  the  Fund  determines  in  the  future  to
                                               utilize  investment  leverage,  there  can be no
                                               assurance  that such a leveraging  strategy will
                                               be  successful  during any period in which it is
                                               employed.  Leverage  creates  risks  for  Common
                                               Shareholders,   including   the   likelihood  of
                                               greater volatility of net asset value and market
                                               price of the  Common  Shares  and the risk  that
                                               fluctuations  in   distribution   rates  on  any
                                               preferred  shares or  fluctuations  in borrowing
                                               costs   may   affect   the   return   to  Common
                                               Shareholders.  To the extent the returns derived
                                               from securities purchased with proceeds received
                                               from leverage exceeds the cost of leverage,  the
                                               Fund's  distributions  may be  greater  than  if
                                               leverage had not been used.  Conversely,  if the
                                               returns from the securities  purchased with such
                                               proceeds are not sufficient to cover the cost of
                                               leverage,  the amount available for distribution
                                               to  Common  Shareholders  will be  less  than if
                                               leverage had not been used.  In the latter case,
                                               Eaton   Vance,   in  its  best   judgment,   may
                                               nevertheless  determine  to maintain  the Fund's
                                               leveraged position if it deems such action to be
                                               appropriate.   The  costs  of  an   offering  of
                                               preferred  shares  and/or  a  borrowing  program
                                               would  be  borne  by  Common   Shareholders  and
                                               consequently  would result in a reduction of the
                                               net asset value of Common  Shares.  In addition,
                                               the fee paid to Eaton  Vance will be  calculated
                                               on the basis of the Fund's  average  daily gross
                                               assets,  including proceeds from the issuance of
                                               preferred shares and/or  borrowings,  so the fee
                                               will be higher  when  leverage is  utilized.  In
                                               this regard,  holders of preferred shares do not
                                               bear the investment advisory fee. Rather, Common
                                               Shareholders  bear the portion of the investment
                                               advisory   fee   attributable   to  the   assets

                                               purchased  with the  proceeds  of the  preferred
                                               shares offering.

                                               MANAGEMENT   RISK.   The  Fund  is   subject  to
                                               management   risk  because  it  is  an  actively
                                               managed portfolio.  Eaton Vance, Rampart and the
                                               individual  portfolio managers invest the assets
                                               of  the  Fund  as  they  deem   appropriate   in
                                               implementing  the  Fund's  investment  strategy.
                                               Accordingly,  the  success  of the Fund  depends
                                               upon  the   investment   skills  and  analytical
                                               abilities  of  Eaton  Vance,   Rampart  and  the
                                               individual  portfolio  managers  to develop  and
                                               actively  implement  investment  strategies that
                                               achieve the Fund's investment objectives.  There
                                               is no assurance  that Eaton  Vance,  Rampart and
                                               the  individual   portfolio   managers  will  be
                                               successful in developing  and  implementing  the
                                               Fund's investment strategy. Subjective decisions
                                               made by Eaton Vance,  Rampart and the individual
                                               portfolio  managers  may cause the Fund to incur
                                               losses or to miss profit  opportunities on which
                                               it could otherwise have capitalized.

                                               MARKET  DISRUPTION.  The aftermath of the war in
                                               Iraq  and the  continuing  occupation  of  Iraq,
                                               instability  in the  Middle  East and  terrorist
                                               attacks  in the U.S.  and  around  the world may
                                               have resulted in market  volatility and may have
                                               long-term  effects  on the  U.S.  and  worldwide
                                               financial markets and may cause further economic
                                               uncertainties  in the U.S.  and  worldwide.  The
                                               Fund  does not  know  how  long  the  securities
                                               markets  will  continue  to be affected by these
                                               events and  cannot  predict  the  effects of the
                                               occupation  or  similar  events in the future on
                                               the U.S. economy and securities  markets.  Given
                                               the risks described  above, an investment in the
                                               Common  Shares  may not be  appropriate  for all
                                               investors.  You should  carefully  consider your
                                               ability to assume these risks  before  making an
                                               investment in the Fund.

                                               ANTI-TAKEOVER  PROVISIONS.  The Fund's Agreement
                                               and  Declaration  of Trust  includes  provisions
                                               that could limit the ability of other persons or
                                               entities  to  acquire  control of the Fund or to
                                               change  the  composition  of  its  Board.  These
                                               provisions  may deprive Common  Shareholders  of
                                               opportunities  to sell their Common  Shares at a
                                               premium  over the then  current  market price of
                                               the  Common  Shares.   See  "Risk  Factors"  and
                                               "Description    of    Capital     Structure    -
                                               Anti-Takeover  Provisions  in the  Agreement and
                                               Declaration of Trust."

                            SUMMARY OF FUND EXPENSES

     The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See "Management of the Fund."

SHAREHOLDER TRANSACTION EXPENSES
 Sales load paid by you (as a percentage of offering price)............ 4.50%
 Expenses borne by Common Shareholders................................. 0.20%(1)(2)
 Dividend reinvestment plan fees....................................... None(3)


                                                                       PERCENTAGE OF
                                                                       NET ASSETS
                                                                       ATTRIBUTABLE TO
                                                                       COMMON SHARES
                                                                       -------------
ANNUAL EXPENSES
 Management fees...................................................... 1.00%
 Other expenses....................................................... 0.20%(4)
                                                                       ----
 Total annual expenses................................................ 1.20%
                                                                       ====

------------

     The Other expenses, and correspondingly the Total annual expenses, shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     EXAMPLE

     The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return*:

 1 YEAR         3 YEARS         5 YEARS         10 YEARS
 ------         -------         -------         --------
 $59             $83            $110             $186

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

* The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1) EATON VANCE OR AN AFFILIATE HAS AGREED TO REIMBURSE ALL ORGANIZATIONAL COSTS AND PAY ALL OFFERING COSTS (OTHER THAN SALES LOADS) THAT EXCEED $0.04 PER COMMON SHARE (0.20% OF THE OFFERING PRICE).

(2) EATON VANCE HAS AGREED TO PAY FROM ITS OWN ASSETS A STRUCTURING FEE TO EACH OF [ ] AND [ ] [AND ADDITIONAL COMPENSATION TO ]. [EATON VANCE MAY PAY CERTAIN QUALIFYING UNDERWRITERS A MARKETING AND STRUCTURING FEE, ADDITIONAL COMPENSATION, OR A SALES INCENTIVE FEE IN CONNECTION WITH THE OFFERING.] SEE "UNDERWRITING."

(3) YOU WILL BE CHARGED A $5.00 SERVICE CHARGE AND PAY BROKERAGE CHARGES IF YOU DIRECT THE PLAN AGENT TO SELL YOUR COMMON SHARES HELD IN A DIVIDEND REINVESTMENT ACCOUNT.

(4)  ESTIMATED EXPENSES BASED ON THE CURRENT FISCAL YEAR.

                                    THE FUND

     Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Investment Company Act"). The Fund was organized as a Massachusetts business trust on April 4, 2007 pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

     This Prospectus relates to the initial public offering of the Fund's Common Shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

                                 USE OF PROCEEDS

     The net proceeds of this offering of Common Shares will be approximately $ (or $------------- assuming exercise of the Underwriters' overallotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.04 per Common Share.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

     Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund's risk of loss due to a decline in the value of the general equity market, the Fund will purchase index put options with respect to a substantial portion of the value of its common stock portfolio. Options on broad-based stock indices generally qualify for treatment as "section 1256 contracts," as defined in the Internal Revenue Code of 1986, as amended, on which capital gains and losses are generally treated as 60% long- term and 40% short-term, regardless of holding period.

PRIMARY INVESTMENT POLICIES

     GENERAL COMPOSITION OF THE FUND. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) stocks and other liquid assets the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise of the put options written.

     The Fund will invest primarily in common stocks of United States issuers. The Fund may invest up to 40% of its total assets in securities of foreign issuers, including securities evidenced by American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may invest up to 5% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index (the "S&P MidCap 400"). As of January 31, 2007, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.57 billion.

     The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends initially to buy put options and write call options primarily on the S&P 500 Composite Stock Price Index{reg-trade-mark} ("S&P 500"), and may also initially buy put options and write call options on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser's evaluation of equity market conditions and other factors.

     Under normal market circumstances, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks to reduce the Fund's risk of loss due to a decline in the value of the general equity market. Initially, the Fund expects to purchase index put options with respect to 100% of the value of its common stock portfolio.

     Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices subject to purchased put options, the strategy of purchasing index put options will provide only limited or no protection with respect to the value of the Fund's assets and may result in worse performance for the Fund than if it did not buy index put options. In implementing this strategy, the Fund generally will use premiums earned on writing put options on individual stocks and on selling index call options to purchase index put options. Accordingly, the buying of index put options will reduce the Fund's earnings available for distribution from other sources, including from selling index call options and put options on individual stocks.

     As the seller of put options on individual stocks the Fund will seek to benefit from the receipt of option premiums. If the price of the stock closes above the exercise price on the option valuation date the Fund retains the premium received and has no obligation to the purchaser. If the price of the stock closes at or below the exercise price on the options valuation date, the Fund may be obligated to purchase the stock at the exercise price. As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation, but generally would pay a lower premium than options that are slightly "out-of-the-money." In writing index options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

     As the purchaser of an index put option, the Fund will seek to benefit from a decline in the market prices of the underlying index. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the options expires worthless and the Fund will not be able to recover the option premium paid to the seller.

     The Fund's policies that, under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) stocks and other liquid assets the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options and that the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks are non-fundamental policies that may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

     In implementing the Fund's investment strategy, the Adviser and Sub-Adviser intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below.

     The S&P 500 is an unmanaged index of 500 stocks maintained and published by
Standard  &  Poor's  that  is   market-capitalization   weighted  and  generally
representative of the performance of larger stocks traded in the United States.

     The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

     THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     INVESTMENT STRATEGY. The Adviser believes that a strategy of owning a portfolio of common stocks, writing (selling) put options on individual stocks deemed attractive for purchase, selling index call options with respect to a portion of portfolio value, and purchasing index put options on a substantial portion of portfolio value can provide current income and gains and an attractive risk-return profile during a variety of equity market conditions. The Fund will sell only "covered" call and put options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board). In order for put options written on individual stocks to be considered "covered" the Fund must (1) maintain with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the stock, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

     Compared to selling call options on individual stocks, the Adviser believes that selling index call options can achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as "section 1256 contracts" under the Code subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. Although the Fund generally and initially expects to write stock index call options with respect to only a portion of its common stock portfolio value, the Fund may in market circumstances deemed appropriate by the Adviser write index call options on up to 100% of its assets. In certain market circumstances, the Fund may forego writing index call options.

     To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Similarly, the Fund also will seek to avoid being subject to the straddle rules with respect to writing call options and purchasing put options on the same index. Under the "straddle rules," "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes and index put options it purchases will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open options positions under applicable guidance established by the Internal Revenue Service (the "IRS"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

     The Fund's options strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This option strategy is generally of a hedging nature, and is not designed to speculate on equity market performance.

     The Adviser does not intend to sell index call options or put options on individual stocks representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a "naked" position). The Adviser generally intends to sell index options that are exchange-listed and "European style," meaning that the options may only be exercised on the expiration date of the option. Since listed options on individual stocks in the United States are generally "American style," meaning the options may be exercised at any time during the option period, the Adviser believes that substantially all of the single stock options written by the Fund will be American style. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. The exercise-settlement value is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. Generally, the Adviser intends to sell index call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly above the current level of the index at the time the options are written. The Fund may also sell index call options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money." The Adviser expects initially to follow a primary call options strategy of selling index call options with a remaining maturity of between approximately one and three months and maintaining its short call options positions until approximately their option valuation date, at which time replacement call option positions with a remaining maturity within this range are written. In certain market circumstances, the Fund may forego writing index call options.

     In implementing the Fund's investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as "section 1256 contracts" under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund's stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's stock holdings and index call options are not subject to the "straddle rules;" (4) avoiding offsetting positions in written index call options and purchased index put options that would be subject to the "straddle rules," (5) engaging in a systematic program of tax-loss harvesting in the
Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (6) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

     As described above, the Fund intends to emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

     Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the "SEC") or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as "section 1256 contracts" under the Code. Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the United States Secretary of Treasury also qualify for treatment as "section 1256 contracts" under the Code. Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as "section 1256 contracts" under the Code. To the extent that the Fund writes options on indices based upon foreign stocks, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts" under the Code. Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or settlement of the positions, and would be treated as short-term gain or loss.

     The foregoing policies relating to investments in common stocks and options are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices. The Fund may also invest up to 20% of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. See "Federal Income Tax Matters" and "Investment objectives and polices."

     TAX-MANAGED INVESTING. Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and (5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other noncorporate taxpayers (provided in the case of qualified dividend income that certain holding period and other requirements are met). Generally, return from unrealized appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis is realized. Capital gain is considered long-term and is taxed at rates up to 15% for individuals and other noncorporate taxpayers if the Common Shareholder has held his or her shares more than one year. Otherwise, capital gain is considered short-term and is taxed at rates up to 35%. The after-tax returns achieved by a Common Shareholder will be substantially influenced by the mix of different types of returns subject to varying federal income tax treatment.

     In implementing the Fund's investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as "section 1256 contracts" under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund's stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's stock holdings and index call options are not subject to the "straddle rules;" (4) avoiding offsetting positions in written index call options and purchased index put options that would be subject to the "straddle rules," (5) engaging in a systematic program of tax-loss harvesting in the
Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (6) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

     The Fund intends to emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

     Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the "SEC") or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally will qualify for treatment as "section 1256 contracts." Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the United States Secretary of Treasury also qualify for treatment as "section 1256 contracts." Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as "section 1256 contracts." To the extent that the Fund writes options on indices based upon foreign stocks, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or settlement of the positions, and would be treated as short-term gain or loss.

     To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, and forward sales of stocks). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged qualified dividend income). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. As indicated above, in addition to writing index call options, the Fund may invest up to 20% of its total assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

     COMMON STOCKS. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

     Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

     FOREIGN SECURITIES. The Fund may invest up to 40% of its total assets in securities of non-United States issuers, including up to 5% of its total assets in securities of issuers located in emerging markets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a "qualified foreign corporation" as defined in the Code.

     The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

          OPTIONS GENERALLY. The Fund's options activities will include (1) writing index call options in circumstances where the Adviser believes that the earnings from options premiums will be beneficial to the Fund relative to the lost potential for capital appreciation on portfolio stocks above the strike price of the options and, (2) purchasing index put options and writing put options on individual strategies that the Adviser believes are attractive at the lower strike price.

          Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Purchasing index put options involves a tradeoff between benefiting from an anticipated decline in the value of the applicable index and paying the option premium to the seller. Writing put options on individual stocks involves a tradeoff between the options premiums received and increased exposure to potential future decline in value of the stocks against which puts are written. The Adviser does not intend to sell index call options or put options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a "naked" position). The Adviser generally intends to sell index options that are exchange-listed and "European style," meaning that the options may only be exercised on the expiration date of the option. Since listed options on individual stocks in the United States are generally "American style," meaning the options may be exercised at any time during the option period, the Adviser believes that substantially all of the single stock options written by the Fund will be American style.

          The Fund will sell only "covered" call and put options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board). In order for put options on individual stocks to be considered "covered" the Fund must (1) maintain with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the stock, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

          If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Distributions--Federal income tax matters."

          The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date. The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund. The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets.

     INDEX OPTIONS GENERALLY. The Fund will pursue its objectives in part by writing (selling) stock index call options with respect to a portion of its common stock portfolio value. The Fund generally intends to sell index options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual stocks in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     United States listed options contracts are originated and standardized by the Options Clearing Corporation (the "OCC"). Currently, United States listed index options are available on approximately [89] indexes, with new listings added periodically. In the United States, the Fund generally intends to sell index call options that are issued, guaranteed and cleared by the OCC. The Fund may also sell index call options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC. The Adviser believes that there exists sufficient liquidity in the index options markets to fulfill the Fund's requirements to implement its strategy.

     SELLING INDEX CALL OPTIONS. The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

     As the seller of index call options, the Fund will receive cash (the premium) from the purchasers thereof. The purchaser of an index option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell index call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly
"out-of-the- money." When it writes index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

     Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices should generally be offset, at least in part, by appreciation in the value of common stocks held and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

     In certain extraordinary market circumstances, to limit the risk of loss on the Fund's index option strategy, the Fund may enter into "spread" transactions by purchasing index call options with higher exercise prices than those of index call options written. The Fund will only engage in such transactions when Eaton

Vance and Rampart believe that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes index call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund's option activity.

     For written index options that qualify as "section 1256 contracts," the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes) and to adjust the amount of gain or loss subsequently realized to reflect the marking to market. Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss.

     There are three items needed to identify a particular index option contract: (1) the expiration month, (2) the exercise (or strike) price and (3) the type (i.e., call or put). For example, a January 2005 1200 strike S&P 500 call option provides the option holder the right to receive $100 multiplied by the positive difference between the January option exercise-settlement value of the S&P 500 (determined on January 20, 2005 based on opening sales prices of the component index stocks on that date) and 1200. A call option whose exercise price is above the current price of the underlying index is called "out-of-the-money" and a call option whose exercise price is below the current price of the underlying index is called "in-the-money."

     The following is a conceptual example of the returns that may be achieved from a buy-write investment strategy that consists of holding a portfolio of stocks whose performance matches the S&P 500 and selling S&P 500 call options on the full value of the stock position. This example is not meant to represent the performance of actual option contracts or the Fund. In particular, it should be noted that the example is based upon writing call options on a single index while holding a portfolio of securities precisely matching the index. In implementing its options strategy, the Fund may write options on a number of different representative indices, will not hold stocks precisely matching these indices, and generally intends to write options on only a portion of the value of its portfolio of common stocks. In addition, the example does not account for the cost of options transactions, which would lower returns.

     A holder of a portfolio of common stocks writes (sells) January 2005 1200 strike S&P 500 call options on December 17, 2004 when the S&P 500 is at 1198.63. When written, the options are 1.37 points (0.110%) "out of the money." The options writer receives $14.41 (1.20%) per option written. Assume that the portfolio of stocks held by the options writer matches the performance of the S&P 500 over the period until the January exercise-settlement value of the S&P 500 is determined on January 20, 2005.

     In the example, the return over the period until option expiration earned by the holder of a portfolio of stocks whose performance matches the S&P 500 and who writes S&P 500 index call options on the full value of the portfolio position and maintains the options position until expiration will be as follows:
(1) if the S&P 500 declines 1.20%, the option will expire worthless and the holder will have a net return of zero (option premium offsets loss in stock portfolio); (2) if the S&P 500 is flat, the option will again expire worthless and the holder will have a net return of 1.20% (option premium plus no gain or loss on portfolio); (3) if the S&P 500 rises 0.11%, the option will again expire with no value and the holder will have a net return of 1.31% (option premium plus 0.11% portfolio return); and (4) if the index rises more than 0.11%, the exercise of the option would limit portfolio gain to 0.11% and total net return to 1.31%. If the index value at exercise exceeds the exercise price, returns over the period from the position are capped at 1.31%. On an annualized basis, before accounting for the costs of the options transactions, in this example option premiums increase returns by approximately 12.9% in down, flat and moderately up markets; annualized returns in this example for the buy-write strategy, before accounting for the costs of the options transactions, are capped at approximately 14.1% in a strong up market.

     As demonstrated in the example, writing index call options can lower the variability of potential return outcomes and can enhance returns in three of four market performance scenarios (down, flat or moderately up). Only when the level of the index at option expiration exceeds the sum of the premium received and the option exercise price would the buy-write strategy be expected to provide lower returns than the stock portfolio-only alternative. The amount of downside protection afforded by the buy-write strategy in declining market scenarios is limited, however, to the amount of option premium received. If an index declines by an amount greater than the option premium, a buy-write strategy consisting of owning all of the stocks in the index and writing index options on the value thereof would generate an investment loss. The Fund's returns from implementing a buy-write strategy using index options will also be substantially affected by the performance of the Fund's stock portfolio versus the indices on which it writes call options and by the percentage of portfolio value on which options are written. The returns on the Fund's portfolio are unlikely to be the same as the returns on the indices on which it writes options.

     PUT OPTIONS. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security/index underlying the option at a specified exercise price at any time during the term of the option. As discussed above, the Fund will purchase index put options and write (sell) put options on individual stocks held in the portfolio to help protect against a decline in the value of the Fund's portfolio securities. The premiums paid to acquire put options will reduce amounts available for distribution from the Fund's options activity. The Fund generally will emphasize purchasing index put options and writing put options on individual stocks that the Adviser believes are attractive at the lower strike price. In implementing this strategy, the Fund generally will use premiums earned on writing put options on individual stocks to purchase index put options. Accordingly, under such circumstances, the buying and selling of put options should not reduce the Fund's earnings available for distribution. In addition, the Fund may engage in purchasing index put options in an amount greater than its writing of options on individual stocks. In such circumstances, the premiums on purchases of index put options will reduce the earnings otherwise available from other sources, including premiums earned from writing index call options. Although the Adviser does not intend this as the Fund's primary put strategy, the Fund reserves the right to purchase index put options in the absence of a program of writing options on individual stocks as a general hedge against potential declines in equity markets. In such circumstances, premiums paid to purchase such index put options will not be offset in whole or in part by premiums received from writing put options on individual stocks and will reduce the earnings available to the Fund from all other sources. [Finally, although also not a part of the Fund's primary put strategy, the Fund reserves the right to write put options on individual stocks in the absence of purchasing index put options when the Adviser believes that these stocks will increase in value. This technique would generate premium earnings that are not offset by premiums paid on purchasing index put options. However, this would provide no hedge against a general market decline and would compound losses if the stocks subject to the puts decrease in value.] The Fund intends initially to primarily write call options on the S&P 500[, and may also initially write call options on other domestic and foreign stock indices.][Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser's evaluation of equity market conditions and other factors.]

ADDITIONAL INVESTMENT PRACTICES

  In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices.

  TEMPORARY INVESTMENTS. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund's normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. The Fund's investment in such temporary investments under unusual market circumstances may not be in furtherance of the Fund's investment objectives.

     DIVIDEND CAPTURE TRADING. The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

     WRITING CALL OPTIONS ON INDIVIDUAL STOCKS. The Fund may also write (sell) covered call options on individual common stocks held. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the call option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since listed options on individual stocks in the United States are generally American style options, the Adviser believes that to the extend the Fund writes single-stock call options such options written or acquired by the Fund will be American style options. Exchange-traded options on stock indices are generally European style options.

     The Fund will write call options on individual stocks held by the Fund in order to generate earnings and offset a portion of a market decline in the underlying common stock. The Fund will only write (sell) options on common stocks held in the Fund's portfolio. It may not sell "naked" call options, i.e., options representing more shares of the stock than are held in the portfolio. The standard contract size for an exchange-listed single-stock option is 100 shares of the common stock.

     Exchange listed options contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, listed options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange. With multiple exercise prices and expiration dates for options on different stocks, the Adviser and Sub-Adviser believe that there exist sufficient opportunities in the options market to meet the needs of the Fund's investment program.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

     OTHER DERIVATIVE INSTRUMENTS. In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

     SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non- payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional amount," i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

     TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

     INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

     FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies.
Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading
Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

     SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

     Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the- box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

     SECURITIES LENDING. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected return, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis.

     BORROWINGS. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

     When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. There is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions as mentioned above under "Borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

     PORTFOLIO TURNOVER. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on a portion of its stock portfolio value and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's active stock selection, tax loss harvesting, and other strategies. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

RISK CONSIDERATIONS

     NO OPERATING HISTORY. The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

     INVESTMENT AND MARKET RISK. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Because  the Fund  normally  intends  to sell  stock  index call options on a portion of its common stock portfolio value, the Fund's appreciation potential from equity market performance will be more limited than if the Fund did not engage in selling stock index call options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

     ISSUER RISK. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     EQUITY RISK. Under normal market conditions, the Fund's investment program will consist primarily of owning a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other possible reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

     LIMITATIONS ON EQUITY MARKET RISK MANAGEMENT STRATEGY. In order to manage the risk of a decline in the value of the general equity market, the Fund will purchase index put options on a substantial portion of the value of its common stock portfolio. There are a number of limitations on the extent to which Common Shareholders of the Fund may benefit from this risk management strategy.

     First, an index put option only provides a hedge against a general market decline to the extent of the strike price on the option. A decline in the value of the index subject to a put above the strike price could result in certain circumstances in the option expiring worthless without providing protection against the amount of the decline above the strike price.

     Second, there is a risk that the value of an index subject to purchased put options will not correlate with the value of the Fund's portfolio holdings. Accordingly, the value of the index may remain flat or increase in value at times when the Fund's portfolio holdings are decreasing in value. Similarly, the index may decrease in value but to a lesser extent than the Fund's portfolio holdings. In all such cases, the index put option would provide only a limited or no hedge against a decline in the value of the Fund's portfolio holdings.

     Finally, correlation risks are also presented in connection with the Fund's selling of put options on individual stocks. The Fund's primary put options strategy of purchasing index puts and selling puts on individual stocks is predicated on the Adviser's ability to identify stocks that will decrease in value (or increase in value) relative to the index subject to the purchased put in declining market circumstances. To the extent that the individual stocks subject to put options decrease more than the value of the indices subject to purchased put options, the strategy of purchasing index puts and selling puts on individual stocks will provide only limited or no protection with respect to the value of the Fund's assets subject to written put options and may result in greater losses to the Fund than a strategy that does not involve buying and selling put options.

     RISKS OF INVESTING IN MID-CAP COMPANIES. The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

     RISKS OF SELLING INDEX CALL OPTIONS. Under normal market conditions, a portion of the Fund's common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by writing options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are written). However, the Fund does not intend to acquire and hold a portfolio of exactly the same stocks as the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund's stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of the Fund's stock portfolio will vary from the performance of the indices on which it writes call options. For example, the Fund will suffer a loss if the S&P 500 appreciates substantially above the exercise price of S&P 500 call options written by the Fund while the securities held by the Fund in the aggregate fail to appreciate as much or decline in value over the life of the written option. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in such index, changes in actual or perceived volatility of such index and the remaining time to the options' expiration. The trading price of index call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

     To the extent that the Fund writes options on indices based upon foreign stocks, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" under the Code would be realized upon disposition, lapse or settlement of the positions and would be treated as short-term gain or loss.

     The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. Index call options are marked to market daily and their value is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

     PUT OPTIONS RISKS. The Fund may write put options on individual stocks held by the Fund. The Fund may also purchase index put options. An index put option is a contract that represents the right to sell the cash value of an index at the exercise price at the expiration date of the option. As the purchaser of an index option, the Fund would pay to the writer (seller) of the option cash (premium), and the Fund has the right to receiver from the seller the amount by which the cash value of the index is below the exercise price at or until the expiration date of the option. If the Fund exercises the index put option, the seller would pay the Fund the difference between the cash value of the index and the exercise price. In effect the seller agrees to accept the potential depreciation in the value of the index below the exercise price during the term of the option in exchange for the premium. Put options on individual stocks will operate similarly. The Fund as the seller of the put option will receive a premium from the purchaser in return for the right of the purchaser to sell the underlying security to the Fund at a specified price and obligating the Fund to purchase the underlying security from the purchaser at that price. In the event of a substantial depreciation in the value of the underlying security, the Fund may incur a substantial loss.

     Successful put strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. The success of any put strategy involves the ability of the Adviser to correctly predict the movement of the stock or index underlying the put option. If the Adviser incorrectly predicts the movement of the underlying instrument, the Fund could experience a significant loss. No assurances can be given that the Adviser's judgment in this respect will be correct. When the Fund writes (sells) put options on individual stocks to earn income from premiums received, the Fund faces the risk that the stock price will fall below the strike price, forcing the Fund to purchase the stock underlying the put. If the underlying stock prices have declined significantly, the Fund could experience significant losses. The effectiveness of purchasing index put options when used only as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio investments correlate with prices movements in the underlying index of the purchased put option. Successful use by the Fund of index put options will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. The use of such index put options cannot serve as a complete hedge since the price movement of the index underlying the option will not necessarily follow the price movements of the Fund's portfolio securities.

     Put options can be highly volatile instruments. This may cause the options to react to market changes differently than the portfolio securities. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund's actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.

     RISKS OF SELLING CALL OPTIONS ON INDIVIDUAL STOCKS. The risks of selling call options on individual stocks are similar to the risks associated with selling index call options. In addition, the number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that listed call options on individual common stocks generally trade in units representing 100 shares of the underlying stock. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write "naked" or uncovered call options.

     TAX RISK. Reference is made to "Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The provisions of the Code applicable to qualified dividend income are set to expire at the close of 2010. Thereafter, the Fund's distributions to Common Shareholders of qualified dividend income will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurances that after 2010, such qualified dividends will be available to the Fund and its Common Shareholders. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under "Federal Income Tax Matters."

     DISTRIBUTION RISK. The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. If stock market volatility and/or stock prices decline, the level of premiums from writing index call options and the amounts available for distribution from the Fund's options activity will likely decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution from call and put option premiums received and proceeds of closing put options. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the United States stock market and the particular stocks held. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

     FOREIGN SECURITY RISK. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. Foreign securities may not be eligible for the reduced rate of taxation applicable to qualified dividend income.

     Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies.

     EMERGING MARKET SECURITY RISK. The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

     In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

     INTEREST RATE RISK. The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

     DERIVATIVES RISK. In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund's performance. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Funds' performance.

     LIQUIDITY RISK. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities infeasible.

     INFLATION RISK. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

     PORTFOLIO TURNOVER RISK. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on a portion of its stock portfolio value and the Fund's initial expectation to roll forward its options positions approximately every one to three months. [The Fund expects to maintain high turnover in its put options activities, based on the Adviser's intent to sell put options on a portion of its stock portfolio.] For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's active stock selection, tax loss harvesting, and other strategies. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

     MARKET PRICE OF COMMON SHARES. The Fund's share price will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund's then current net asset value. The Fund cannot predict whether its shares will trade at a price at, above or below its net asset value. Shares of closed-end funds frequently trade at a discount to net asset value.

     FINANCIAL LEVERAGE RISK. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

     MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

     MARKET DISRUPTION. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

     ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Description of Capital Structure - Anti-Takeover Provisions in the Agreement and Declaration of Trust."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Adviser under the Sub-Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

     Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment funds and various individual and institutional clients with combined assets under management of approximately $133.1 billion as of December 31, 2006, including approximately $83.7 billion in equity assets. Eaton Vance is a direct, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Under the general supervision of the Fund's Board, Eaton Vance will be responsible for the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. As described below under the caption "The Sub-Adviser," Rampart will be responsible for providing advice on and execution of the Fund's options strategy. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of [ ]% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement and the Sub-Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

     Walter A. Row and Michael A. Allison are the Fund's portfolio managers and together are responsible for managing the Fund's overall investment program, structuring and managing the Fund's common stock portfolio, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of Eaton Vance's responsibilities with respect to the Fund's investment portfolio.

     Mr. Row is Vice President and Director of Equity Research at Eaton Vance. He is a member of Eaton Vance's Equity Strategy Committee and co-manager of six other Eaton Vance registered closed-end funds. He has been a member of Eaton's Vance's equity investment team since 1996, and has 26 years of investment experience.

     Mr. Allison is a Vice President of Eaton Vance, a member of the Equity Strategy Committee and co-manager of two other Eaton Vance registered closed-end fund and a privately offered equity fund sponsored by Eaton Vance. He has been a member of Eaton Vance's equity investment team since 2000, and has 19 years of investment experience.

THE SUB-ADVISER

     Eaton Vance has engaged Rampart to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy. Rampart's principal office is located at One International Place, Boston, Massachusetts 02110. Founded in 1983, Rampart provides customized options program management utilizing listed equity and index options to a spectrum of institutional, high net worth and investment company clients. Rampart managed approximately $7.5 billion in assets as of December 31, 2006.

     Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of the options strategy utilized in managing the Fund.

     Mr. Egalka is President and CEO of Rampart. He is also President of Rampart Securities, Inc., an affiliate of Rampart and a NASD member broker/dealer. Mr. Egalka oversees the development and implementation of options investment strategies employed by Rampart clients. Mr. Egalka is co-manager of six other Eaton Vance registered closed-end funds.

     Under the terms of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between Eaton Vance and Rampart, Eaton Vance (and not the Fund) will pay Rampart a fee at an annual rate equal to [ ]% of the value of the Fund's average daily gross assets that is subject to written call options. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement and Eaton Vance may assume full responsibility for the services provided by Rampart without the need for approval by shareholders of the Fund.

     The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

     The Fund's shareholder reports will contain information regarding the basis for the Trustees' approval of the Fund's Advisory and Sub-Advisory Agreements.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

     Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

                                  DISTRIBUTIONS

     Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's dividends and interest income after payment of Fund expenses, net option premiums, and net realized and unrealized gains on stock investments. The Fund's net distribution rate may be adjusted from time to time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions. Distributions are not expected to depend on financial leverage.

     The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. The Adviser does not believe that retaining net capital gains and paying tax thereon would have a material adverse effect on the Fund or the Common Shareholders.

     If, for any calendar year, as discussed above, the total distributions made exceed the Fund's net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

     To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

     Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

     The Fund has applied for an order from the Securities and Exchange Commission granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order.

FEDERAL INCOME TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the Fund's net capital gain ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund's net realized short-term gains will be taxable as ordinary income.

     If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction ("DRD") with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

     If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the DRD in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

     For the Fund's index call options and index put options that qualify as "section 1256 contracts," Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a "section 1256 contract" held by the Fund at the end of a taxable year is sold or closed out in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. In addition to most index call options, "section 1256 contracts" under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

     The Fund's index call options and index put options that do not qualify as "section 1256 contracts" under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund that is not a "section 1256 contract" is cash settled, any resulting gain or loss will be short-term. With respect to a put that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the resulting gain or increases the resulting loss.


     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are "section 1256 contracts." The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the "section 1256 contract" positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

     The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "2003 Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

     Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered "readily tradable" if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies will not be "qualified foreign corporations."

     In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund's qualified income only apply to taxable years beginning before January 1, 2011. Thereafter, all of the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the 2003 Tax Act. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

     The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder's adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2007, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2007, 28%).

     An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The Fund has not received a formal opinion of tax counsel. However, the Adviser previously received an opinion from tax counsel with respect to certain tax matters presented by the Fund in connection with the offering of a similar closed-end fund managed by the Adviser and has been informed by such counsel that there have not been intervening changes in the law relating to these matters.

                           DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's dividend reinvestment plan (the "Plan"), unless a Common Shareholder elects to receive distributions in cash, all distributions (including capital gain dividends) will be automatically reinvested in Common Shares.

     [American Stock Transfer & Trust Company] ("AST") (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

     Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

     The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder's proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

     Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Fund's Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan's requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

     All correspondence concerning the Plan should be directed to the Plan Agent at [American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038.] Please call 1-800-937-5449 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on October 5, 2005 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

     The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

     The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

     The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER METHODS TO ADDRESS POTENTIAL DISCOUNT

     Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the

Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

PREFERRED SHARES

     The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

     In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

     The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program ("Program"), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

     In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

     As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. See "Risk Factors - Financial Leverage Risk."

     In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See "Risk Factors - Financial Leverage Risk."

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                  UNDERWRITING

     [                      ], [                           ], [               ],
and [                    ] are acting as the representatives of the underwriters
("Underwriter") named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

                                                                   NUMBER OF
UNDERWRITERS                                                     COMMON SHARES
--------------------------------------------------------------------------------
[          ]...................................





Total........................................................... ---------------
                                                                 ===============

     The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

     The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price
less a concession not to exceed $   per share. The sales load the Fund will pay
of $0.90 per share is equal to 4.5% of the initial public offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $ per share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     ADDITIONAL COMPENSATION

     The  Adviser  (and not the  Fund)  has  agreed  to pay to [              ],
from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and
distribution  of the Fund's Common  Shares in the amount of $              . The
structuring  fee paid to [          ] will not exceed 0.  % of the total  public
offering price of the Common Shares sold in this offering.

     [The  Adviser   (and  not  the  Fund)  may  also  pay  certain   qualifying
Underwriters a marketing and structuring fee, a sales incentive fee, or additional compensation in connection with the offering.]

     The total amount of the underwriter compensation payments described above will not exceed 4.5% of the total public offering price of the shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the Underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter's initial purchase commitment.

     The Fund has  agreed  that,  for a period of 180 days from the date of this
Prospectus,  it will not, without the prior written consent of [           ], on
behalf  of the  Underwriters,  dispose  of or hedge  any  Common  Shares  or any
securities  convertible into or exchangeable for Common Shares. [             ],
in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

     The Underwriters have undertaken to sell Common Shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading.

     The Fund intends to apply for listing of its Common  Shares on the New York
Stock Exchange under the symbol "[      ]."

     The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.


                                                     PAID BY FUND
                                                     ------------
                                             No Exercise      Full Exercise
                                             -----------      -------------
     Per Share                               $                $
     Total                                   $                $


     The Fund, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     In  connection  with the  offering,  [       ], on behalf of itself and the
other Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

     Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

     The Underwriters may impose a penalty bid. Penalty bids allow the Underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases of Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.

     The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

     A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make
Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

     The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser, the Sub-Adviser and their affiliates in the ordinary course of business.

     Prior to the initial public offering of Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

     The principal business address of [          ] is [            ].

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     [American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038] is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts, and for the Underwriters by [ ]. [ ] may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts.

                             REPORTS TO SHAREHOLDERS

     The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [                                   ] are the independent registered public
accounting firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800- 225-6265.

     Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Additional Investment Information and Restrictions.....................
Trustees and Officers..................................................
Investment Advisory and Other Services.................................
Determination of Net Asset Value.......................................
Portfolio Trading......................................................
Taxes..................................................................
Other Information......................................................
Independent Registered Public Accounting Firm..........................
Statement of Assets and Liabilities....................................
Notes to Financial Statements..........................................
Appendix A: Proxy Voting Policies and Procedures.......................      A-

                            THE FUND'S PRIVACY POLICY

     The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

     o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

     o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

     o    Policies and procedures (including physical, electronic and procedural
          safeguards)   are  in  place  that  are   designed   to  protect   the
          confidentiality of such information.

     o We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

     Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

     In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

     For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

                               (EATON VANCE LOGO)


             EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND


                       -----------------------------------

                                   PRELIMINARY
                                   PROSPECTUS

                                 [      ], 2007
                      -----------------------------------

                           [                      ]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       SUBJECT TO COMPLETION APRIL 9, 2007

                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2007

             EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

                                TABLE OF CONTENTS

                                                                           PAGE
Additional investment information and restrictions........................
Trustees and  officers....................................................
Investment advisory and other services....................................
Determination of net asset value..........................................
Portfolio trading.........................................................
Taxes.....................................................................
Other information.........................................................
Independent registered public accounting firm.............................
Report of independent registered public accounting firm...................
Financial  statements.....................................................
Notes to financial statements.............................................
Appendix A: Proxy voting policies and procedures..........................  A-

   THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND (THE "FUND") DATED , 2007 (THE "PROSPECTUS"), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

   Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

   Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance and the Sub-Adviser may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund's investment objectives.

   EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in common stocks.

   PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

   DERIVATIVE INSTRUMENTS. In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative investments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on exchange-listed and equity and fixed-income indices and other instruments; purchase and sell futures contracts and options thereon; and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

   Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

                                   SHORT SALES

   The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

   Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

                               SECURITIES LENDING

   As described in the Prospectus, the Fund may seek to earn income by lending portfolio securities to broker-dealers and other institutional investors. Cash collateral received by the Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC ("Cash Collateral Fund"), a privately offered investment company holding high quality, U.S. dollar denominated money market instruments. As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund's custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Fund to Eaton Vance.

                                CASH EQUIVALENTS

   The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

                              EXCHANGE-TRADED FUNDS

   The Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares"), iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

   Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

   Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

                           POOLED INVESTMENT VEHICLES

   The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. Please refer to "Cash Equivalents" for additional information about investment in other investment companies. The 10% limitation does not apply to the Fund's investment in money market funds and certain other pooled investment vehicles. If the Fund invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Fund's management fee.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

        (1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

        (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

        (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

        (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

        (5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

        (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

        (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

        (8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

        (9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

   In regard to 5(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

   The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

   For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

   The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

   Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

   Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

   The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Eaton Vance has engaged Rampart Investment Management Company, Inc. ("Rampart" or the "Sub-Adviser") to serve as sub-adviser to the Fund to provide advice on and execution of the construction of the Fund's equity portfolio and options strategy, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Rampart. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                           TERM OF OFFICE                                    FUND COMPLEX              OTHER
      NAME AND              POSITION(S)      AND LENGTH        PRINCIPAL OCCUPATION(S)        OVERSEEN BY          DIRECTORSHIPS
    DATE OF BIRTH          WITH THE FUND     OF SERVICE        DURING PAST FIVE YEARS         TRUSTEE(1)               HELD
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES
Alan R. Dynner             Trustee and      Since 4/4/07      Vice President, Secretary and    170            None
11/9/41                    Secretary                          Chief Legal Counsel of BMR,
                                                              Eaton Vance,  EVD,
                                                              EV    and     EVC.
                                                              Officer   of   170
                                                              registered
                                                              investment
                                                              companies  managed
                                                              by Eaton  Vance or
                                                              BMR.

                                       5

Frederick S. Marius        Trustee and      Since 4/4/07      Vice President of Eaton Vance    0              None
10/31/63                   Assistant                          Management and BMR since 2004.
                           Secretary                          Previously President and
                                                              General Counsel of
                                                              Quantitative Investment
                                                              Advisors, Inc. and U.S. Boston
                                                              Capital Corporation. Officer
                                                              of 12 registered investment
                                                              companies managed by Eaton
                                                              Vance or BMR.

----------
(1) INCLUDES BOTH MASTER AND FEEDER FUNDS IN MASTER-FEEDER STRUCTURE.

(2) CLASS I TRUSTEES  WHOSE TERM EXPIRES IN [2007].
(3) CLASS II TRUSTEES WHOSE TERM EXPIRES IN [2008].
(4) CLASS III TRUSTEES WHOSE TERM EXPIRES IN [2009].

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                 TERM OF OFFICE
                                      POSITION(S)           AND LENGTH
  NAME AND DATE OF BIRTH             WITH THE FUND          OF SERVICE                  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Duncan W. Richardson             President and Chief     Since 4/4/07      Executive Vice President and Chief Equity Investment
10/26/57                         Executive Officer                         Officer of EVC, Eaton Vance and BMR. Officer of 71
                                                                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

Thomas E. Faust Jr.              Vice President          Since 4/4/07      President of  Eaton Vance, BMR,  EVC and EV, and Director
5/31/58                                                                    of EVC; Chief Investment Officer of Eaton Vance, BMR and
                                                                           EVC. Officer of 71 registered  investment companies and 5
                                                                           private  investment  companies  managed by Eaton Vance or
                                                                           BMR.

James B. Hawkes                  Vice President          Since 4/4/07      Chairman, and Chief Executive Officer of BMR, Eaton
11/9/41                                                                    Vance, EVC and EV; Director of EV; Vice President and
                                                                           Director of EVD. Trustee and/or officer of 170 registered
                                                                           investment companies in the Eaton Vance Fund Complex.

Michael A. Allison               Vice President          Since 4/4/07      Vice President of Eaton Vance and BMF. Officer of two
10/26/64                                                                   registered investment companies managed by Eaton Vance or
                                                                           BMR.

Walter A. Row, III               Vice President          Since 4/4/07      Director of Equity Research and a Vice President of Eaton
7/20/57                                                                    Vance and BMR. Officer of 33 registered investment
                                                                           companies managed by Eaton Vance or BMR.

Barbara E. Campbell              Treasurer and           Since 4/4/07      Vice President of BMR and Eaton Vance. Officer of 170
6/19/57                          Principal Financial                       registered investment companies managed by Eaton Vance or
                                 and Accounting Officer                    BMR.

Paul M. O'Neil                   Chief Compliance        Since 4/4/07      Vice President of Eaton Vance and BMR. Officer of 170
7/11/53                          Officer                                   registered investment companies managed by Eaton Vance or
                                                                           BMR.

   [The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.]

   [Ms. [ ] (Chair) and Messrs. [ ], [ ], [ ], and [ ] are members of the Governance Committee of the Board of Trustees of the Fund. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and compensation of such persons.]

   [The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position and is received in a sufficiently timely manner.]

   [Messrs. [ ] (Chair), [ ], [ ], [ ] and Ms. [ ] are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. [ ], [ ] and [ ], each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.]

   [Messrs. [ ] (Chair), [ ], [ ], [ ] and [ ] are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the non-interested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.]

   [As of the date of this SAI, the Governance Committee has met [ ], the Audit Committee has met [ ] and the Special Committee has [ ].]

   The Fund's shareholder reports will contain information regarding the basis for the Trustees' approval of the Advisory Agreement and the Sub-Advisory Agreement.

                                 SHARE OWNERSHIP

   [The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2006. None of the Trustees own shares of the Fund since the Fund has not commenced operations.] [TO BE COMPLETED BY AMENDMENT]

                                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          DOLLAR RANGE OF       SECURITIES OWNED IN ALL REGISTERED
                                                                         EQUITY SECURITIES       FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                                          OWNED IN THE FUND           EATON VANCE FUND COMPLEX
---------------                                                          -----------------      ----------------------------------
INTERESTED TRUSTEE
 [                          ]
NON-INTERESTED TRUSTEES
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
 [                          ]
----------

(1)   Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

   [As of December 31, 2006, no non-interested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart.]

   [During the calendar years ended December 31, 2005 and December 31, 2006, no non-interested Trustee (or their immediate family members) had:

        1. Any direct or indirect interest in Eaton Vance, EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart;

        2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC or Rampart, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Rampart; (iii) EVC, EVD or Rampart;
    (iv) a person controlling, controlled by or under common control with EVC, EVD or Rampart; or (v) an officer of any of the above; or

        3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC or Rampart, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD or Rampart; (iii) EVC, EVD or Rampart; (iv) a person controlling, controlled by or under common control with EVC, EVD or Rampart; or (v) an officer of any of the above.]

   [During the calendar years ended December 31, 2005 and December 31, 2006 no officer of EVC, EVD, Rampart or any person controlling, controlled by or under common control with EVC, EVD or Rampart served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.]

   [Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.]

   [The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending [ ], 200[ ], it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2006, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

                                                            [  ]     [  ]    [  ]   [  ]     [  ]     [  ]     [  ]
SOURCE OF COMPENSATION OF
-------------------------
Fund*...................................................     $        $       $      $        $        $       $
Fund Complex(1).........................................     $        $       $      $        $        $       $

----------

*     ESTIMATED

(1)   AS OF [     ], 2007, THE EATON VANCE FUND COMPLEX CONSISTED OF [170] REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF.

(2)   INCLUDES $     OF DEFERRED COMPENSATION.

(3)   INCLUDES $     OF DEFERRED COMPENSATION.

(4)   INCLUDES $ OF DEFERRED COMPENSATION.]

   PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix A to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

   Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

   THE INVESTMENT ADVISER. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

   The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

   The Advisory Agreement with the Adviser continues in effect for an initial period of two years until [ ], 2009, and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

   The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund's investments subject to such approvals as are required under the 1940 Act. Pursuant to these provisions, Eaton Vance has engaged Rampart, as a sub-adviser to provide assistance with the development, implementation and execution of the Fund's options strategy. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

   Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.00]% of the average daily gross mean total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means.

   Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. Macintosh, Thomas M.
Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, and Michael W. Weilheimer (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers," all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

   EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

   THE SUB-ADVISER. Rampart acts as the Fund's investment sub-adviser and provides advice and assistance in pursuing the Fund's options strategy pursuant to a sub-advisory agreement between the Adviser and Rampart (the "Sub-Advisory Agreement"). Rampart, a Massachusetts corporation, was founded in 1983 by its current owners Ronald M. Egalka and David R. Fraley. The Sub-Adviser provides customized investment management services within a core competency in options to a spectrum of institutional clients. Since its inception, the Sub-Adviser has continuously expanded its computer modeling and analytical capabilities and created tools to capitalize on opportunities in the capital markets. Rampart's principal office is located at One International Place, Boston, MA 02110. As of December 31, 2006 Rampart had approximately $7.5 billion of assets under management.

   Under the terms of its Sub-Advisory Agreement, Rampart provides advice and assistance with the development, implementation and execution of the Fund's options strategy, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Rampart under the Sub-Advisory Agreement, Eaton Vance pays Rampart a fee, payable monthly, in an annual amount equal to [0.05%] of the value of the Fund's average daily gross assets that is subject to written call options.

   The Sub-Advisory Agreement with Rampart continues until [ ], 2009 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Rampart upon 3 months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Rampart and directly assume responsibility for the services provided by Rampart upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

   The Sub-Advisory Agreement with Rampart provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Rampart is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

   PORTFOLIO MANAGERS. The portfolio managers of the Fund are Walter A. Row and Michael A. Allison of Eaton Vance and Ronald M. Egalka of Rampart. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of , 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                                                       NUMBER OF  TOTAL ASSETS
                                                                                                       ACCOUNTS    OF ACCOUNTS
                                                                             NUMBER                    PAYING A     PAYING A
                                                                               OF    TOTAL ASSETS OF  PERFORMANCE  PERFORMANCE
                                                                            ACCOUNTS    ACCOUNTS*         FEE         FEE*
                                                                            -------- ---------------  -----------  -----------
MICHAEL A. ALLISON
Registered Investment Companies**........................................                  $                         $
Other Pooled Investment Vehicles.........................................                  $                         $
Other Accounts...........................................................                  $                         $

RONALD M. EGALKA
Registered Investment Companies**........................................                  $                         $
Other Pooled Investment Vehicles.........................................                  $                         $
Other Accounts...........................................................                  $                         $

WALTER A. ROW, III
Registered Investment Companies**........................................                  $                         $
Other Pooled Investment Vehicles.........................................                  $                         $
Other Accounts...........................................................                  $                         $
----------

*     In millions of dollars.

**    For registered investment companies,  assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

   None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

   It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

   EATON VANCE'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

   The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, emphasis is normally placed on three-year performance, with consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

   The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

   The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

   RAMPART'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. The identified Rampart portfolio manager is a founding shareholder. The compensation of the identified portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

   Rampart compensates its founding shareholders/identified portfolio managers based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers' salaries.

   Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

                                 CODES OF ETHICS

   The Adviser, Rampart and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance and Rampart employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

   The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing, to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                          INVESTMENT ADVISORY SERVICES

   Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations and will supervise the overall activities of the Sub-Adviser. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

                             ADMINISTRATIVE SERVICES

   Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding.

   The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or United States securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (unless an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An exchange-traded option is valued on the valuation day as the "Primary Market" quote reported by the Option Pricing Authority ("OPRA"). OPRA gathers options quotations from the six major United States Options exchanges and reports the last sale price from any exchange on which the option is listed. If no such sales are reported, such portion will be valued at the mean of the closing bid and asked prices on the valuation day on the exchange on which the options are primarily traded, or if such option is reported by the Option Clearing Corporation ("OCC") the Fund will use the last reported sales price reported on the OCC at the time of pricing or such other method the Trustees determine is appropriate. When the Fund writes a call option it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentence.

   The Adviser and the valuation committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's valuation committee and the Fund's Trustees.

   Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at prices obtained from a broker (typically the counterparty to the options) on the valuation day. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

   The daily valuation of foreign equity securities held by the Fund generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the Exchange. The Fund may rely on an independent pricing service in making any such adjustment. Foreign securities held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                                PORTFOLIO TRADING

   Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund's Adviser or Rampart as the Sub-Adviser. As used below, "Adviser" refers to Eaton Vance and Rampart, as applicable. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

   Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

   Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

   As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

   It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

   Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

   Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

   In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

   Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

   The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

   Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in "odd-lot" or DE MINIMIS amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the

Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

   The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code.

   Qualification  as a RIC  requires,  among other  things,  that the Fund:  (i)
derive  in  each  taxable  year at  least  90% of its  gross  income  from:  (a)
dividends,  interest,  payments with respect to certain  securities  loans,  and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, United States government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than United States government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

   As a RIC, the Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for United States federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

   If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

   For United States federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

   Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

   Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

   Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

   The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

   Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

   Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

   Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

   Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to

Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

   The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

   The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

   For the Fund's index call options that qualify as "section 1256 contracts," Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark-to-market" (I.E., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a "section 1256 contract" held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules. In addition to most index call options, "section 1256 contracts" include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

   The Fund's index call options that do not qualify as "section 1256 contracts" generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is generally short-term capital gain or loss. If a call option written by the Fund that is not a "section 1256 contract" is cash settled, any resulting gain or loss will be short-term capital gain or loss.

   The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the "Service"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

   The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are "section 1256 contracts." The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the "section 1256 contract" positions, or all short-term capital gain or loss if attributable to the non-"section 1256 contract" positions.

   The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

   Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

   Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

   The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

   Further, certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

   Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

   The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to United States federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

   If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

   The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

   Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2007. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the Service.

   The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects the United States federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

                                OTHER INFORMATION

   The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund's
By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

   The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [ ], is the  independent  registered  public  accounting  firm for the  Fund,
providing  audit   services,   tax  return   preparation,   and  assistance  and
consultation with respect to the preparation of filings with the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF [                    ], 2007

ASSETS
 Cash........................................................................
 Offering costs..............................................................
 Receivable from Adviser.....................................................
 Total assets................................................................
LIABILITIES
 Accrued offering costs......................................................
 Accrued organizational costs................................................
 Total liabilities...........................................................
Net assets applicable to 5,000 common shares of beneficial interest issued and outstanding.............................
NET ASSET VALUE AND OFFERING PRICE PER SHARE.................................

STATEMENT OF OPERATIONS
PERIOD FROM APRIL 4, 2007 (DATE OF ORGANIZATION) THROUGH [      ], 2007

INVESTMENT INCOME............................................................
EXPENSES
 Organization costs..........................................................
 Expense reimbursement.......................................................
  Net expenses...............................................................
NET INVESTMENT INCOME........................................................

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

   The Eaton Vance Risk-Managed Diversified Equity Income Fund (the "Fund") was organized as a Massachusetts business trust on April 4, 2007, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management, the Fund's investment adviser (the "Adviser").

   Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $[ ]. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense.

   Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $[ ], of which the Fund would pay $[ ] and Eaton Vance Management would pay $[ ] based on such estimate.

   The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) stocks and other liquid assets the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will invest primarily in common stocks of United States issuers, but may invest up to 40% of its assets in common stocks of foreign issuers, including up to 5% of its total assets in securities of issuers located in emerging markets.

   The Fund will seek to generate current earnings in part by employing an option strategy of writing (selling) index call options on a portion of the value of the Fund's total assets under normal market conditions. Writing index call options is a specialized investment practice that involves certain related risks and tax consequences. Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuation. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

   Although, the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized.

NOTE 2:  ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

   The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [12,500,000] common shares or $[238,750,000] after taking account of the Fund's sales load.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [1.00]% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

   Pursuant to a sub-advisory agreement between the Adviser and Rampart Investment Management Company, Inc. ("Rampart"), the Adviser has agreed to pay a sub-advisory fee to Rampart, in an annual amount equal to [ ]% of the value of the Fund's average daily gross assets that is subject to written call options.

NOTE 4:  FEDERAL INCOME TAXES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended, for any distribution that includes amounts from sources other than net income, the Fund is required to notify Common Shareholders regarding the components of such distribution. Such notification will be provided at the time of any payment believed to include any such amounts.

                                                                      APPENDIX A

                                EATON VANCE FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

I.  OVERVIEW

   The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

   Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

   The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

   The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

   The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

   Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

   The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

   Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                      PROXY VOTING POLICIES AND PROCEDURES

I.  INTRODUCTION

   Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

   Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

   The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

   Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

   No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may change at the Advisers' discretion.

III. ROLES AND RESPONSIBILITIES

A.  PROXY ADMINISTRATOR

   The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.  AGENT

   An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

   Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  PROXY GROUP

   The Adviser shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may be amended from time to time at the Advisers' discretion.

   For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

   If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

   If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

   The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES ("GUIDELINES")

A.  GENERAL POLICIES

   It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

   In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

   When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund's custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

   Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  PROPOSALS REGARDING MERGERS AND CORPORATE RESTRUCTURINGS

   The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. PROPOSALS REGARDING MUTUAL FUND PROXIES -- DISPOSITION OF ASSETS/TERMINATION /LIQUIDATION AND MERGERS

   The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

   As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  SOCIAL AND ENVIRONMENTAL ISSUES

   The Advisers generally support management on social and environmental proposals.

F.  VOTING PROCEDURES

   Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

   1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

   In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

   2. NON-VOTES: Votes in Which No Action is Taken

   The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

   Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

   Non-Votes   may  also   result  in  certain   cases  in  which  the   Agent's
recommendation has been deemed to be conflicted, as provided for herein.

   3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

   If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

   The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

   The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

    o  A copy of the Advisers' proxy voting policies and procedures;

    o  Proxy  statements  received  regarding  client  securities.   Such  proxy
       statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;

    o  A record of each vote cast;

    o A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

    o Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

   All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  ASSESSMENT OF AGENT

   The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  CONFLICTS OF INTEREST

   As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

    o Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

    o A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

    o The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

    o If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

    o If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

    o  The client, in the case of an individual or corporate client;

    o In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

    o The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

   The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

   If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

   The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

             EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                     , 2007

                                 ---------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   SUB-ADVISER
                   Rampart Investment Management Company, Inc.
                             One International Place
                                Boston, MA 02110

                                    CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                     American Stock Transfer & Trust Company
                           59 Maiden Lane, Plaza Level
                               New York, NY 10038

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                 [              ]

                                     PART C

                               OTHER INFORMATION

                   ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS:

    Included in Part A:
    Not applicable.

    Included in Part B:
    Report of Independent Registered Public Accounting Firm*
    Statement of Assets and Liabilities*
    Notes to Financial Statement*

----------------------------
*To be added by amendment.

(2) EXHIBITS:

    (a) Agreement and Declaration of Trust dated April 4, 2007 filed herewith.

    (b)  By-Laws filed herewith.

    (c)  Not applicable.

    (d) Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

    (e)  Form of Dividend Reinvestment Plan to be filed by amendment.

    (f)  Not applicable.

    (g) (1) Form of Investment Advisory Agreement dated ________, 2007, to be filed by amendment.

         (2)  Form of Sub-Advisory Agreement with Rampart Investment
              Management Company, Inc. dated ____________, 2007, to be filed by amendment.

    (h)  (1)  Form of Underwriting Agreement to be filed by amendment.

         (2) Form of Master Agreement Among Underwriters to be filed by amendment.

         (3) Form of Master Selected Dealers Agreement to be filed by amendment.

    (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

    (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated ______________, 2007 to be filed by amendment.

         (2) Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
              (j)(2) to the Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

         (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2001 (Accession No.
              0000940394-01-500126) and incorporated herein by reference.

    (k) (1) Transfer Agency and Services Agreement dated ___________, 2007 to be filed by amendment.

         (2) Form of Administration Agreement dated _______________, 2007 to be filed by amendment.

         (3) Organizational and Expense Reimbursement Agreement to be filed by amendment.

         (4)  Form of Structuring Fee Agreement to be filed by amendment.

    (l) Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to Registrant's Common Shares to be filed by amendment.

    (m)  Not applicable.

    (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

    (o)  Not applicable.

    (p) Letter Agreement with Eaton Vance Management to be filed by amendment.

    (q)  Not applicable.

    (r) (1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2005 filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global

              Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) filed February 4, 2005 (Accession No. 0000898432-05- 000098) and
              incorporated herein by reference.

         (2) Code of Ethics for Rampart Investment Management Company, Inc. effective September 1, 2004, as modified February 1, 2005, filed as Exhibit (r)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax- Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed September 26, 2005 (Accession No.
              0000950135-05- 005528) and incorporated herein by reference.

    (s) Power of Attorney dated ____________, 2007 to be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

    See Form of Underwriting Agreement to be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                $_________________
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
                                                             ===============
Total                                                       $_________________

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

    Set forth below is the number of record holders as of April 9, 2007, of each class of securities of the Registrant:

Title of Class                                        Number of Record Holders
--------------                                        ------------------------
Common Shares of Beneficial
interest, par value $0.01 per share                               0

ITEM 30. INDEMNIFICATION

    The Registrant's By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

    Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33. MANAGEMENT SERVICES

    Not applicable.

ITEM 34. UNDERTAKINGS

    1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    2.   Not applicable.

    3.   Not applicable.

    4.   Not applicable.

    5.   The Registrant undertakes that:

         a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

         b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

    A copy of the Agreement and Declaration of Trust of Eaton Vance Risk-Managed Diversified Equity Income Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 9th day of April 2007.


                      EATON VANCE RISK-MANAGED DIVERSIFIED
                               EQUITY INCOME FUND


                              By:  /s/ Duncan W. Richardson
                                   ------------------------
                                   Duncan W. Richardson
                                   President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                                 Date
-------------------------    ----------------------------------    ------------

/s/ Duncan W. Richardson     President and Chief Executive         April 9, 2007
------------------------     Officer
Duncan W. Richardson

/s/ Barbara E. Campbell      Treasurer (and Principal Financial    April 9, 2007
-----------------------      and Accounting Officer)
Barbara E. Campbell

/s/ Alan R. Dynner           Trustee                               April 9, 2007
------------------
Alan R. Dynner

/s/ Frederick S. Marius      Trustee                               April 9, 2007
-----------------------
Frederick S. Marius

                               INDEX TO EXHIBITS

(a) Agreement and Declaration of Trust dated April 4, 2007

(b) By-Laws